                                                                    EXHIBIT 10.9

                           INDUSTRIAL BUILDING LEASE

---------------------------------------------------------------------------------------------------------------------
            DATE OF LEASE                            TERM OF LEASE                         MONTHLY RENT
---------------------------------------------------------------------------------------------------------------------
October             , 1996                  BEGINNING               ENDING
                                            10/01/96               09/30/03          See paragraph R2 of Rider
---------------------------------------------------------------------------------------------------------------------
Location of Premises:
Suites A, B and C
12301 New Avenue, Lemont, Illinois
---------------------------------------------------------------------------------------------------------------------
Purposes:
Performing Early Stage Pharmaceutical R&D
---------------------------------------------------------------------------------------------------------------------

   LESSEE                                                           LESSOR
NAME             Medichem Research, Inc., an Illinois            NAME AND          Roth's Reliable Construction Co.,
                 corporation                                     BUSINESS          Inc., an Illinois corp. as agent
                                                                                   for Standard Bank and Trust as
                                                                                   Trustee under Trust No. 53

ADDRESS          12305 New Avenue                                ADDRESS           13501 S. Hickey
                 Lemont, Illinois 60439                                            Lemont, Illinois 60439

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT                         1. Lessee shall pay Lessor or Lessor's agent as
                      rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND                2.  Lessee has examined and knows the condition of
UPKEEP OF PREMISES    the Premises and has received the same in good order and
                      repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO                3.  Lessee will not allow the Premises to be used
MISUSE; SUBLET;       for any purpose other than that hereinbefore specified,
ASSIGNMENT            and will not load floors with machinery or goods beyond
                      the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, which shall not be unreasonably withheld or delayed, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S LIEN              4.  Lessee will not permit any mechanic's lien or
                      liens to be placed upon the Premises or any building or improvement thereon without the written consent of Lessor during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR                5.  Lessee covenants and agrees that he will
ACCIDENTS             protect and save and keep the Lessor forever harmless and
                      indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions thereof.

NON-LIABILITY OF             6.  Except as provided by Illinois statute, Lessor
LESSOR shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND               7.  Lessee will pay, in addition to the rent above
ELECTRIC CHARGES      specified, all water rents, gas and electric light and
                      power bills taxed, levied or charged on the Premises, for an during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter and shall be generally treated as rent for all purposes of this Agreement.

KEEP PREMISES IN             8.  Lessor shall not be obliged to incur any
REPAIR expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If

                      Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES           9.   Lessee will allow Lessor free access to the
                      Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDONMENT AND              10.  If Lessee shall abandon or vacate the
RELETTING             Premises, or if Lessee's right to occupy the Premises be
                      terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit;
                      and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER                 11.  Lessee will, at the termination of this lease
                       by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Three Hundred Fifty Dollars ($350.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD            12.  There shall not be allowed, kept, or used on
                       used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

NO RENT REDUCTION            13.  Lessee's covenant to pay rent is and shall be
OR SET OFF             independent of each and every other covenant of this
                       lease. Lessee agrees that any claim by Lessee against
                       Lessor shall not be deducted from rent nor set off
OR SUIT                against any claim for rent in any action.

RENT AFTER NOTICE            14.  It is further agreed, by the parties hereto,
                       that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS             15.  Lessee will pay and discharge all reasonable
                       costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease

RIGHTS CUMULATIVE            16.  The rights and remedies of Lessor under this
                       lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND CASUALTY            17.  In case the Premises shall be rendered
                       untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION                18.  This lease is subordinate to all mortgages
                       which may now or hereafter affect the Premises.

PLURALS;                     19.  The words "Lessor" and "Lessee" wherever
SUCCESSORS             herein occurring and used shall be construed to mean
                       "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

INTERPRABILITY               20.  Wherever possible each provisions of this
                       lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

                             21.  Rider attached hereto is incorporated herein.

                             22.  Lessee acknowledges that Lessor has
                       approximately 4.6 acres of property, upon which Lessee's building shall be erected, and that Lessee shall, in no way, interfere with Lessor's ability and right to utilize rent, sell, dispose of, assign, or otherwise encumber or affect the property that is not leased to Lessee.

                             23. Lessee herein agrees to reimburse Lessor for any and all special binders, endorsements and other modifications and additions to Lessor's Owners Insurance Policy that are directly attributable to Lessee's business and shall generally be treated as additional rent and additional insurance reimbursement for all purposes of this agreement.


     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ______ pages numbered 1 to ______, including a rider consisting of _____ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:  Medichem Research, Inc., an              LESSOR:  Roth's Reliable Construction Co., Inc., an
         Illinois corporation                              Illinois corporation as Agent for
                                                           Standard Bank & Trust, Under Trust No. 5310

______________________________________(SEAL)      _______________________________________________(SEAL)

______________________________________(SEAL)      _______________________________________________(SEAL)

                              ASSIGNMENT BY LESSOR

       On this ________________________, 20___, for value received, Lessor hereby transfers, assigns and sets over to _________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _____________, 20__.


                                  ___________________________(SEAL)


                                  ___________________________(SEAL)



                                   GUARANTEE

     On this _____________________, 20___, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                  ___________________________(SEAL)


                                  ___________________________(SEAL)

                RIDER TO THAT CERTAIN INDUSTRIAL BUILDING LEASE
                         DATED AS OF OCTOBER ___, 1996
            BY AND BETWEEN ROTH'S RELIABLE CONSTRUCTION CO., INC.,
              AS AGENT FOR STANDARD BANK AND TRUST, TRUST #5310,
               AS LESSOR AND MEDICHEM RESEARCH, INC., AS LESSEE
                    FOR SUITES A, B AND C, 12301 NEW AVENUE

     R-1       Conflicts.  In the event of a conflict between the terms of this
               ---------
Rider and printed lease form to which it is attached, the terms of this Rider shall control.

     R-2       Payment of Rent.
               ---------------

     (a) Lessee shall pay monthly base rent to Lessor in advance on the first day of each month. In the event that any installment of rent shall not be paid within ten (10) days of the due date, Lessee shall pay to Lessor a late payment penalty in the amount of 5% of the installment of rent.

     (b)       The amount of rent to be paid hereunder shall be as follows:

                          Monthly:           Amount Due:   $8,750.00

     (c) The first month's rent shall be due and payable on the Commencement Date of this Lease.

     (d) In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the increase in real estate taxes beginning in October, 1998, over the Base Year's real estate taxes for the Premises. Lessee shall also pay its share of all special assessments or governmental impositions and charges of every kind and nature levied or assessed on the Premises or any part thereof. For the purposes of this subparagraph, the Base Year shall be the taxes paid in 1998 on a cash basis and the share of real estate taxes due from Tenant shall be based on the square footage of the Building on the Premises, divided by fifty percent (50%). Lessee shall pay all utility charges to the Premises which include, but are not limited to, charges and assessments for water, gas, fuel, electric, and refuse disposal services, for each calendar year falling within the term, Lessor shall notify Lessee of the time and place payment to the relevant government authorities is required. In addition, Lessee shall pay its pro-rata share of the cost of the common maintenance of the exterior lighting, well, and aerobic filtration plant.

               In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the cost and expense for insurance premiums for the Premises. Lessor shall notify Lessee when payment of its share of the insurance premiums are required.

               If the Lessee defaults in the payment of its share of any imposition, charge or insurance premium, as required in this Subparagraph and such default continues for thirty (30) days after written notice, Lessor or its agent may pay such imposition or charge and the amount so paid plus interest at the then current prime rate charged by First National Bank of Chicago, shall be deemed additional rent hereunder payable on demand. Such payment by Lessor shall not constitute a waiver of Lessee's default nor of Lessor's rights hereunder. The provisions of this Subparagraph shall survive the termination of this Lease.

     R-3       Security Deposit. The parties agree that there shall be no
               ----------------
security deposit under this Lease.

     R-4       Premises. A Legal Description of the Premises is attached hereto
               --------
as Exhibit A, incorporated herein. Lessee acknowledges and agrees that it shall only have the right to the use and possession of the building and the immediately adjacent parking lot and sidewalks and shall have no rights to any other portion of the land upon which Premises is located.

     R-5       Lessee's Business. Lessor generally knows and generally has a
               -----------------
layman's understanding of the nature of Lessee's business, namely, to carry out chemical synthesis in a laboratory setting. The synthesis include but are not limited to the use of hazardous and/or flammable chemical compounds. The use and storage of these materials will be in conformance with all federal, state and local laws, regulations and ordinances. Lessor further understands that Lessee will seek to make improvements to the space in the form of chemical wet laboratories. These laboratories will be constructed in accordance with any and all pertinent laws, regulations and codes, whether federal, state, local, municipal or any governmental arm or agency thereunder. Lessor will not seek to limit Lessee in regard to its business operations and expansion as long as said business operations and expansions are in accordance with all federal, state and local laws, regulations and ordinances and does not create a nuisance to other interested parties or tenants.

     R-6       Insurance. Lessee shall reimburse Lessor for the cost to procure
               ---------
and maintain in full force and effect, the following insurance in respect of the Premises, all of which insurance shall be issued in the name of Lessor and Lessee and with loss payable clauses thereof in favor of Lessor or Lessee as their interests may appear. Each party shall provide the other with copies of all policies procured hereunder and paid receipts therefor within ten (10) days after the term begins and after the beginning of each renewal term.

     Lessor shall obtain Insurance against loss by fire and all other casualties by standard fire and extended coverage (especially, but not exclusively covering loss or damage by windstorm, hail, explosion, riot, civil commotion, or damage from aircraft or vehicles and smoke damage) with standard vandalism and malicious mischief riders, and endorsement for one (1) year's rent (including expenses) loss insurance covering losses due to casualty in responsible insurance companies for the full replacement value of the improvements of which the Premises are a part. Lessor shall be compensated for the loss of abated rent by having the proceeds of rent insurance paid to the Lessor. All policies of insurance shall waive subrogation against Lessor and Lessee and shall remain with Lessor and shall be issued in the name of Lessor, with a loss payable clause in favor of Lessor and with a deductible of no more than $10,000.00. Lessor and Lessee waive and release any claims against each other for losses due to fire or other casualty, or other perils insured by standard policies for extended coverage, vandalism, and malicious mischief. Lessor reserves the right to have a standard non-contributory mortgage clause in said policy.

     Lessee shall obtain at its expense:

     (a) Public Liability or Owner, Landlord and Tenant Liability insurance with minimum limits of $1,000,000.00 for injury or death to any one person, $2,000,000.00 for injury to more than one person resulting from the same occurrence and $500,000.00 for damage to property, which policy shall name Lessor as an additional named insured;

     (b) Any insurance covering risks which at the time are reasonably required to be covered by investors or mortgage lenders with respect to the Premises and which are customarily obtained in the Chicago Metropolitan area for buildings such as the subject building.

     Lessee shall be responsible for reimbursing Lessor for the deductible portions of any policy to be provided hereunder, it being the agreement of the parties that the Lessor be fully covered for all amounts, including any deductible. Copies of the Certificate of Insurance showing Lessor as an additional named insured on the liability policy shall be delivered to Lessor.

     Lessee shall also obtain in its own name insurance on all of Lessee's contents and trade fixtures, machinery, equipment, furniture and furnishings in the Premises to the full extent of their replacement cost under standard fire and extended coverage insurance, including without limitation, vandalism and malicious mischief endorsements.

     Lessor shall maintain the fire and casualty insurance on the Premises and the building in which the Premises is located in such amounts and with such insurance carriers as Lessor deems appropriate. Lessor and Lessee acknowledge that Lessee has received a statement as to Lessor's current insurance coverage. Lessor shall obtain and maintain such insurance required to be maintained by this Lease without waiving any of Lessor's rights under this Lease and Lessor's damages for Lessee's failure or refusal shall not be limited to the amount of the insurance premiums which the Lessee has failed to pay. Sums advanced by Lessor, or its agent, for premiums together with interest thereon at the current prime rate of interest charged by First National Bank of Chicago shall be deemed additional rent payable on demand. If Lessee is not in default upon the termination of this Lease, Lessee shall then be entitled to a refund of the then unearned insurance premiums, if any. All insurance policies shall provide that the insurance companies issuing them shall not cancel them for nonpayment of premiums or otherwise without first giving the Lessee and Lessor at least thirty (30) days prior written notice of cancellation. In the event Lessee fails to obtain and maintain the insurance required to be obtained by Lessee hereunder, Lessor may, but shall not be required to, obtain and maintain the same and the cost of such insurance plus interest shall be additional rent due hereunder.

     R-7       A.   Right of First Refusal.
                    ----------------------

     (1) Lessee generally acknowledges that Lessor owns a parcel of approximately 4.6 acres upon which the Leased Premises are located, and may elect to sell all, or a portion or portions of the 4.6 acre parcel in the future without limitation or restriction.

     (2) Should Lessor receive and accept an offer from a third party for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof upon which the Leased Premises is located, during the term and duration of this Lease, Lessor shall inform the offering party, in writing and as part of the acceptance, that such acceptance is contingent and subject to a right of first refusal on the part of the Lessee.

     (3) In the event that Section R-7(a)(2) occurs, Lessor shall provide Lessee with a written "Notice of Right of First Refusal" and a copy of the third party offer for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof as may be dictated by the third party offer. Lessee shall have five (5) business days from receipt of "Notice of Right of First Refusal" to exercise its right of first refusal. For purposes of this section only, written notice of the offer shall be deemed effective to the Lessee on the date delivered to Lessee at the subject premises by Lessee by Messenger delivery or telefax. A fax transmission confirmation report or written evidence regarding Messenger Delivery shall control regarding the date said "Notice of Right of First Refusal" is received by Lessee.

     (4) Should Lessee elect to exercise its right of first refusal within said five (5) business day period, and in any event, no later than 5:00 p.m. on the fifth business day after receipt of the "Notice of Right of First Refusal", it must deliver such written notice of its exercise of the right of first refusal, including its agreement to be bound to the Lessor on the same terms and conditions as is stated in the offer between the third party and the Lessor. Once said written notice is received by the Lessor, said written notice of Lessee's exercise of the right of first refusal cannot be revoked or cancelled.

     (5) Unless Lessee delivers timely written notice to Lessor of its exercise of its right of first refusal as required in R-7(A)(4), its right of first refusal shall be completely and irrevocably waived and shall cease to have any further effect, whether legal, equitable or otherwise.

     B.        Lessee's Representation and Warranty Regarding Water Waste
               ----------------------------------------------------------
Disposal.
--------

     (1) Lessee shall only allow water waste from sink and toilet to be drained into existing well/septic system. All other liquid drainage, whether from laboratory sinks, basins, or other items utilized in the Lessee's laboratory process, shall be removed by Lessee, at Lessee's sole expense, via a licensed and certified hazardous/toxic/chemical waste or special waste removal service.

     (2) Lessee acknowledges that technological advances may, during the term of this Lease, allow for complete purification of lab related waste so as to allow the same to be discharged in accordance with any and all applicable federal, state, and local laws, statutes, codes, regulations and ordinances. Therefore, Section R-7(b)(1) may be amended, upon the written mutual consent of Lessor and Lessee, to allow for the utilization of newer waste treatment technologies, which shall be installed at the sole expense of Lessee.

     R-8       Default.
               -------

     (a) The occurrence of any one or more of the following events shall constitute a default by Lessee hereunder.

                         If Lessee shall be adjudged bankrupt, or a decree or order approving, and properly filed, a petition or answer asking for reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgement or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof.

                         If Lessee shall file or admit the jurisdiction of a court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, of Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or laws relating to the relief of debtors, readjustments of indebtedness, reorganization, arrangements, composition or extensions.

                         If Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee.

                         If a decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof.

                         If Lessee shall vacate or abandon the Premises during the term hereof.

                         If Lessee shall not pay all amounts which constitute monthly rent hereunder (including but not limited to the payment of taxes), when due as herein provided and such non-payment shall continue for a period of 5 days thereafter.

                         If Lessee shall make default in any of the other covenants and agreements herein contained to be kept, observed and performed by Lessee, including but not limited to the certain Environmental Indemnity Agreement, and such default shall continue for a period of 20 days after written notice of such default; provided however, that Lessee shall have such additional time as is reasonably required to cure such default.

                         If Lessee shall default under the terms and provisions of any other Lease Agreement which Lessee has with Lessor for other properties owned by Lessor.

     (b) Upon any default of Lessee hereunder, Lessor may, in addition to all other rights and elections provided in the Lease and all other legal or equitable remedies or damages provided by law, at its election, declare the term of the Lease ended and, either with or without process of law, reenter, repossess and forfeiture of the rents to be paid and the covenants to be performed by Lessee during the terms of the Lease. If default shall be made in any covenant or agreement herein contained to be kept, observed and performed by Lessee, other than the payment of all amounts which constitute rent as herein provided, and if Lessee, prior to the expiration of a period of twenty (20) days commences to eliminate the cause of such default and does so cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Lessor to declare the said term ended and enforce all of its rights and remedies hereunder for any other default not so cured.

     (c) The foregoing provisions for the termination of the Lease for any default in any of its covenants, shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon, and in the event of termination of the Lease as aforesaid, Lessee agrees to indemnify and save harmless Lessor from any loss, cost or expenses arising from such termination and reentry in pursuance thereof.

     R-9       Lessee's Alterations.  Lessee's current occupancy of the Premises
               --------------------
is in accordance with a pre-existing Lease. No work is required by Lessee at this time. Roth shall be provided with the opportunity to bid on any and all further interior buildout work. Furthermore, any and all tenant buildout work not performed by Roth shall be subject to Roth's prior approval with such approval not being unreasonably withheld. Additionally, plans for any construction work within the subject premises including all drawings, sketches, layouts and designs shall be tendered to Roth before construction begins for Roth's approval. Lessee shall not make any "Lessee's Alterations" without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee's Alterations shall be made at Lessee's sole cost and expense. As used herein, the term "Lessee's Alterations" shall mean each and every (a) demolition of the whole or any part of any improvement now or hereafter erected on the Premises; (b) excavation at any time made or to be made in or about the Premises; (c) repair, addition, betterment, change, improvement and rebuilding made of, to, in, on or about the Premises or any part thereof; and (d) construction of any additional improvements upon the Premises.

     It shall be a condition precedent to Lessor's consent that Lessee furnish in writing to Lessor, a description of the work to be done at least twenty (20) days prior to the commencement of any Lessee's Alterations. It shall be a further condition precedent to Lessor's approval of any Lessee's Alterations that there shall be no written notice of default hereunder.

     Before any Lessee's Alterations are begun, Lessee shall procure at its sole cost and expense, all necessary licenses, permits and inspections from all governmental authorities or agencies having jurisdiction over the Premises, and shall, upon demand, deliver photostatic copies thereof to Lessor. All Lessee's Alterations shall be made in compliance with all laws, rules, regulations, ordinances promulgated by any state, local or other governmental body having jurisdiction over the Premises. Lessee shall pay all costs, expenses and liabilities arising out of or in connection with, or by reason of any Lessee's Alterations and shall keep the Premises free and clear from all liens, claims, encumbrances in any way arising out of, or in connection with or by reason of any Lessee's Alterations. No Lessee's Alterations shall be made that would render title to the Premises or any part thereof valued as of the termination of the Lease unmarketable or which would reduce the value of the Premises. Lessor shall not be required to make any contribution to the cost of any Lessee's Alterations or any part thereof. Lessee covenants that Lessor shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any of Lessee's Alterations and shall indemnify and hold Lessor harmless from and against and shall reimburse Lessor for all costs, expenses and liabilities, including reasonable attorneys' fees. All Lessee's Alterations as well as repairs to the Premises made pursuant to any provision hereof shall be removed by Lessee or at the option of the Lessor become the property of Lessor at the expiration of the Lease and title thereto and possession thereof shall automatically vest in Lessor, without the necessity of Lessee executing any further instrument particularly granting, conveying or releasing the same and without necessity of any payment therefor by Lessor, except if Lessor so elects all improvements by Lessee shall be removed by Lessee at the termination of the Lease, without destruction of or non-repairable damage to the Premises.

     R-10      Maintenance. Lessee shall pay all maintenance costs associated
               -----------
with its own interior improvements to the building.

     Roth shall be responsible to the extent it deems necessary for exterior landscaping and shall provide reasonable snowplowing services for the benefit of the Lessee. Roth will be responsible for all maintenance, operation and repair expenses to roof, shall plumbing, exterior walls, windows, foundations, sidewalks, HVAC (excepting for utility charges which are the responsibility of Lessee), provided the same are not due to Lessee's, its agents, employees, guest, licenses, and invitees, negligence, willful or wanton misconduct acts or omissions.

     R-11      Place of Payment of Rent. All rent payable to Lessor shall be
               ------------------------
paid by Lessee to Lessor at Lessor's address specified herein, or to such other person and/or at such other address as Lessor may direct by notice to Lessee in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts. Except as specifically provided herein, Rent shall be paid without notice or demand.

     R-12      Mechanic's Liens.  Lessee shall not create or permit to be
               ----------------
created or to remain and shall discharge any lien, encumbrance or charge levied on account of any imposition or any mechanic's, laborer's or material men's lien or mortgage, deed or trust or otherwise which is not being contested in good faith by Lessee by proper proceedings and which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, or the income therefrom and Lessee will not suffer any other matter or thing whereby the estate, right, interest of Lessor in the Premises or any part thereof might be impaired. If any mechanic's, laborer's or materialmen's lien shall at any time be filed against the Premises or any part thereof, Lessee, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record or otherwise stayed by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to contest by proper proceeding or cause such lien to be discharged within such time period, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to procure the discharge of such lien by deposit or by bonding proceedings and in such event Lessee shall immediately pay the amount of such cost or expense to Lessor as Additional Rent, hereunder, which amount shall be refundable upon completion and satisfaction of the lien proceedings.

     R-13      Surrender.  Lessee shall and will, upon the expiration of this
               ---------
Lease, or upon any re-entry by Lessor upon the Premises pursuant to the terms of this Lease: (i) surrender and deliver up the Premises into the possession and use of Lessor without delay, broom clean and in good order and condition and repair, free and clear of all lettings and occupancy and free and clear of all liens, charges and encumbrances, in the same condition as existed on the date hereof, and, at the request of Lessor, shall remove all Lessee's Alterations, if any.

     R-14      Compliance with Laws.  Lessee, at its sole cost and expense,
               --------------------
shall promptly comply with all present and future statutes, codes, laws, acts, ordinances, administrative and judicial orders, judgments, decrees, injunctions and decisions, rules, resolutions, restrictions, regulations and requirements of all federal, state, county, municipal and local governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, officials and offices thereof have or claiming jurisdiction overall or any part of the property or the use, operation or occupancy thereof.

     R-15      Waiver of Liabilities.  To the full extent permitted by law,
               ---------------------
Lessee hereby releases and waives all claims against Lessor and its agents and employees for in jury or damage for person, property or business sustained in or about the Premises or the property by Lessee, its employees, agents, servants, invitees, licensees or subtenants.

     R-16      Mutual Waiver of Subrogation Rights.  Whenever (a) any loss,
               -----------------------------------
cost, damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of such amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

     R-17      Late Charge.  In the event any installment of Rent or Additional
               -----------
Rent is not paid on the due date thereof, Lessee shall pay to Lessor a late charge, which shall be deemed to be Additional Rent hereunder, in an amount equal to five percent (5%) of the amount of Rent or Additional Rent which was not timely paid hereunder. This late charge shall be payable each and every calendar month or part thereof thereafter until such Rent or Additional Rent is paid.

     R-18      Applicable Law and Construction.  The laws of the State of
               -------------------------------
Illinois shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The headings of the several articles contained herein are for convenience only and do not explain, define, limit, amplify, aid in the interpretation, construction or meaning of the provisions of this Lease.

     R-19      Binding Effect of Lease.  The covenants, agreements and
               -----------------------
obligations herein contained except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns. Lessor, at any time and from time to time, may make an assignment of its interest in this Lease, and, in the event of such assignment and the assumption by the assignee of the covenants and agreements to be performed by Lessor herein, Lessor and its successors and assigns (other than the assignee of this Lease) shall be released from any and all liability hereunder.

     R-20      Title.  The title to the Premises is held in a land trust of
               -----
which Standard Bank and Trust Company is the trustee under a Trust Agreement dated August 9, 1991, and known as Trust No. 5310.

     R-21      Brokerage.  The parties hereto represent and warrant to each
               ---------
other that they have not had any dealing with any real estate broker, salesman, agent, finder or consultant in connection with the transaction contemplated hereby and agree to indemnify and hold harmless the other against any claims for commissions, fees, etc.

     R-22      Notice.   Except as provided in R-7 above, any notice, request,
               ------
demand or consent required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered personally or when mailed, first class, postage prepaid, certified or registered mail, return receipt requested, as follows:

     If to Lessee:                  Medichem Research, Inc.
                                    12305 New Avenue
                                    Lemont, IL 60546
                                    Attention: John L. Flavin
                                    Fax Number: 630/257-1505

     With a copy to:                _______________________________________
                                    _______________________________________
                                    _______________________________________

     If to Lessor:                  Roth's Reliable Construction Co., Inc.
                                    13501 S. Hickory
                                    Lemont, Illinois 60439
                                    Attention:  Jack Roth, President
                                    Fax Number: 630/257-3584

     With a copy to:                Robert D. Tuerk, Esq.
                                    Pretzel & Stouffer, Chartered
                                    One S. Wacker Drive, Ste. 2500
                                    Chicago, Illinois 60606
                                    Fax Number: 312/346-8242

Any party hereto may change its address by giving notice in accordance with this paragraph stating its new address to each of the other parties hereto. Commencing with the giving of such notice, such newly designated address shall be said party's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

     R-23      Option to Renew.   Provided the Lessee is not in default under
               ---------------
the Lease, the Lessee is granted the option of renewing this Lease for an additional five (5) year term from October 1, 2003, provided it gives the Lessor notice in writing of the exercise of the option at least one hundred eighty
(180) days prior to the expiration of the Lease. If Lessee exercises such option to renew then the Base Rental during the Renewal Period shall be Ten Dollars and 00/100 ($10.00) a square foot per annum on 37,500 square feet, payable monthly in advance, plus taxes, insurance and all other expenses of Lessee hereunder. The exercise of the option shall be irrevocable. All conditions and covenants of the Lease shall remain in full force and effect during the extended period, except that the monthly rent shall be the then agreed upon increased rent for the Premises.

     R-24      Cancellation of Prior Lease.  Provided Lessee has entered into a
               ---------------------------
valid and binding Lease Agreement for Suites K, L and O, 12305 New Avenue, in Building 4 owned by Lessor, this Agreement shall terminate the prior Lease Agreement dated February, 1995 for the Premises subject to this Lease, effective September 30, 1996. As of October 1, 1996, the terms and provisions of this Lease shall be binding on the parties.

     R-25      Environmental Indemnification.  The parties have executed an
               -----------------------------
Environmental Indemnity Agreement simultaneously with the Lease, which Agreement is incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSOR:                                           LESSEE:

ROTH'S RELIABLE CONSTRUCTION CO.,                 MEDICHEM RESEARCH, INC.
INC., an Illinois corporation, as beneficiary and agent of Standard Bank and Trust Company
Trust No. 5310, u/a/d August 9, 1991

By: __________________________________________    By: _________________________
       Jack Roth, not individually but
       as Vice President

                               PERSONAL GUARANTY

     For value received Michael Flavin, individually, hereby guarantees payment of rent and prompt and satisfactory performance of all obligations under the terms of the Industrial Building Lease Agreement set forth above subject to the following:

     (1) During the years one through three of the Lease, Guarantor will be responsible for 75% of the obligations under the Guaranty; and

     (2) If Lessee is not in default under the Lease at the commencement of the fourth year of the term of the Lease, Guarantor will be responsible for 50% of the obligations under the Guaranty during years four through seven of the term of this Lease.

If Medichem Research, Inc. (Lessee) defaults in the payment of any installment of the monthly base rent, or in the payment of any other obligation, or in the performance of other obligations or covenant under the terms of the Lease, Michael Flavin, individually, guarantees and shall pay the amount of such installment and additional payment as above provided within ten (10) days after receipt of written notice of default and demand for payment to Lessor.

     If Medichem Research, Inc. defaults in the performance of any additional obligations under the Lease, Michael Flavin, individually shall pay to Lessor on demand, all damages, costs, and expenses that Lessor is entitled to recover from Medichem, as above provided, by reason of such default.

     This guarantee shall continue in force until all obligations of Medichem Research, Inc. under the Lease have been satisfied or until Michael Flavin's liability to Lessor under the lease has been completely discharged, whichever first occurs.

     Michael Flavin, as guarantor, shall not be discharged from liability hereunder as long as any claim by Lessor against Medichem Research, Inc. remains outstanding.

     This guarantee. shall be binding on the legal representatives, successors., and assigns of the guarantor. Notice of acceptance of this guarantee is expressly waived.

     IN WITNESS WHEREOF, Michael Flavin, as guarantor, has executed this guarantee at ________ on the __ day of October, 1996.


                                           _________________________________
                                           Michael Flavin

                           INDUSTRIAL BUILDING LEASE

-----------------------------------------------------------------------------------------------------------------------------------
            DATE OF LEASE                             TERM OF LEASE                           MONTHLY RENT
-----------------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING               ENDING
                                         ------------------------------------------
October           , 1996                  10/01/96               09/30/03                   See paragraph R2 of Rider
------------------------------------------------------------------------------------------------------------------------------------
Location of Premises:

Suites G, H and I
12305 New Avenue, Lemont, Illinois
------------------------------------------------------------------------------------------------------------------------------------
Purpose:

Performing Early Stage Pharmaceutical R&D
------------------------------------------------------------------------------------------------------------------------------------

   LESSEE                                                    LESSOR
NAME             Medichem Research, Inc. an Illinois      NAME AND     Roth's Reliable Construction Co.,
                 corporation                              BUSINESS     Inc., an Illinois corp. as agent
                                                                       for Standard Bank and Trust as
                                                                       Trustee under Trust No. 5
ADDRESS          12305 New Avenue                         ADDRESS      13501 S. Hickey
                 Lemont, Illinois 60439                                Lemont, Illinois 60439

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT                          24.  Lessee shall pay Lessor or Lessor's agent as
                           rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND                 25.  Lessee has examined and knows the condition
UPKEEP OF PREMISES         of the Premises and has received the same in good
                           order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises;
                           and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO                   26.  Lessee will not allow the Premises to be
MISUSE; SUBLET;               used for any purpose other than that hereinbefore
ASSIGNMENT                    specified, and will not load floors with machinery
                              or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, which shall not be unreasonably withheld or delayed, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.


MECHANIC'S LIEN               27.  Lessee will not permit any mechanic's liens
                         to be placed upon the Premises or the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR                 28.  Lessee covenants and agrees that he will
ACCIDENTS                protect and save and keep the Lessor forever harmless
                         and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions thereof.

NON-LIABILITY OF              29.  Except as provided by Illinois statute,
LESSOR Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND                30.  Lessee will pay, in addition to the rent
ELECTRIC CHARGES         above specified, all water rents, gas and electric
                         light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due. Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter and shall be generally treated as rent for all purposes of this Agreement.

KEEP PREMISES IN              31.  Lessor shall not be obliged to incur any
REPAIR expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If

                         Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES            32.  Lessee will allow Lessor free access to the
                         Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDONMENT AND               33.  If Lessee shall abandon or vacate the
RELETTING                Premises, or if Lessee's right to occupy the Premises
                         be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER                  34.  Lessee will, at the termination of this lease
                         by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum Three Hundred Fifty Dollars ($350.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted from the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD             35.  There shall not be allowed, kept, or used on
                         the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

NO RENT REDUCTION             36.  Lessee's covenant to pay rent is and shall be
OR SET OFF               independent of each and every other covenant of this
                         lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER NOTICE             37.  It is further agreed, by the parties hereto,
OR SUIT that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS              38.  Lessee will pay and discharge all reasonable
                         costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease

RIGHTS CUMULATIVE             39.  The rights and remedies of Lessor under this
                         lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND CASUALTY             40.  In case the Premises shall be rendered
                         untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION                 41.  This lease is subordinate to all mortgages
                         which may now or hereafter affect the Premises.

PLURALS;                      42.  The words "Lessor" and :Lessee" wherever
SUCCESSORS               herein occurring and used shall be construed to mean
                         "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY                  43.  Wherever possible each provision of this
                         lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

                              44.  Rider attached hereto is incorporated herein

                              45.  Lessee acknowledges that Lessor has
                         approximately 4.6 acres of property, upon which Lessee's building shall be erected, and that Lessee shall, in no way, interfere with Lessor's ability and right to utilize rent, sell, dispose of, assign, or otherwise encumber or affect the property that is not leased to Lessee.

                              46. Lessee herein agrees to reimburse Lessor for any and all special binders, endorsements and other modifications and additions to Lessor's Owners Insurance Policy that are directly attributable to Lessee's business and shall generally be treated as additional rent and additional insurance reimbursement for all purposes of this Agreement.


     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ______ pages numbered 1 to ______, including a rider consisting ______ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.


LESSEE:  Medichem Research, Inc. an    LESSOR:  Roth's Reliable Construction
         Illinois corporation                   Co., Inc., an Illinois
                                                corporation as Agent for
                                                Standard Bank & Trust, Under
                                                Trust  No. 5310


_____________________________(SEAL)    __________________________________(SEAL)

_____________________________(SEAL)    __________________________________(SEAL)




                             ASSIGNMENT BY LESSOR

     On this ________________________, 20___, for value received, Lessor hereby transfers, assigns and sets over to _________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _____________, 20__.


                                              ____________________________(SEAL)


                                              ____________________________(SEAL)



                                   GUARANTEE

     On this _____________________, 20___, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                              ____________________________(SEAL)


                                              ____________________________(SEAL)

                RIDER TO THAT CERTAIN INDUSTRIAL BUILDING LEASE
                       DATED AS OF OCTOBER ______, 1996
            BY AND BETWEEN ROTH'S RELIABLE CONSTRUCTION CO., INC.,
              AS AGENT FOR STANDARD BANK AND TRUST, TRUST #5310,
               AS LESSOR AND MEDICHEM RESEARCH, INC., AS LESSEE
                    FOR SUITES G, H AND I, 12305 NEW AVENUE

     R-1  Conflicts.  In the event of a conflict between the terms of this
          ---------
          Rider and printed lease form to which it is attached, the terms of this Rider shall control.

     R-2  Payment of Rent.
          ---------------

     (a) Lessee shall pay monthly base rent to Lessor in advance on the first day of each month. In the event that any installment of rent shall not be paid within ten (10) days of the due date, Lessee shall pay to Lessor a late payment penalty in the amount of 5% of the installment of rent.

     (b) The amount of rent to be paid hereunder shall be as follows:

                    Monthly:  Amount Due:  $8,750.00

     (c) The first month's rent shall be due and payable on the Commencement Date of this Lease.

     (d) In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the increase in real estate taxes beginning in October, 1998, over the Base Year's real estate taxes for the Premises. Lessee shall also pay its share of all special assessments or governmental impositions and charges of every kind and nature levied or assessed on the Premises or any part thereof. For the purposes of this subparagraph, the Base Year shall be the taxes paid in 1998 on a cash basis and the share of real estate taxes due from Tenant shall be based on the square footage of the Building on the Premises, divided by fifty percent (50%). Lessee shall pay all utility charges to the Premises which include, but are not limited to, charges and assessments for water, gas, fuel, electric, and refuse disposal services, for each calendar year falling within the term, Lessor shall notify Lessee of the time and place payment to the relevant government authorities is required. In addition, Lessee shall pay its pro-rata share of the cost of the common maintenance of the exterior lighting, well, and aerobic filtration plant.

         In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the cost and expense for insurance premiums for the Premises. Lessor shall notify Lessee when payment of its share of the insurance premiums are required.

         If the Lessee defaults in the payment of its share of any imposition, charge or insurance premium, as required in this Subparagraph and such default continues for thirty (30) days after written notice, Lessor or its agent may pay such imposition or charge and the amount so paid plus interest at the then current prime rate charged by First National Bank of Chicago, shall be deemed additional rent hereunder payable on demand. Such payment by Lessor shall not constitute a waiver of Lessee's default nor of Lessor's rights hereunder. The provisions of this Subparagraph shall survive the termination of this Lease.

     R-3  Security Deposit.  The parties agree that there shall be no security
          ----------------
          deposit under this Lease.

     R-4  Premises.  A Legal Description of the Premises is attached hereto as
          --------
          Exhibit A, incorporated herein. Lessee acknowledges and agrees that it shall only have the right to the use and possession of the building and the immediately adjacent parking lot and sidewalks and shall have no rights to any other portion of the land upon which Premises is located.

     R-5  Lessee's Business.  Lessor generally knows and generally has a
          -----------------
          layman's understanding of the nature of Lessee's business, namely, to carry out chemical synthesis in a laboratory setting. The synthesis include but are not limited to the use of hazardous and/or flammable chemical compounds. The use and storage of these materials will be in conformance with all federal, state and local laws, regulations and ordinances. Lessor further understands that Lessee will seek to make improvements to the space in the form of chemical wet laboratories. These laboratories will be constructed in accordance with any and all pertinent laws, regulations and codes, whether federal, state, local, municipal or any governmental arm or agency thereunder. Lessor will not seek to limit Lessee in regard to its business operations and expansion as long as said business operations and expansions are in accordance with all federal state and local laws, regulations and ordinances and does not create a nuisance to other interested parties or tenants.

     R-6  Insurance.  Lessee shall reimburse Lessor for the cost to procure and
          ---------
          maintain in full force and effect, the following insurance in respect of the Premises, all of which insurance shall be issued in the name of Lessor and Lessee and with loss payable clauses thereof in favor of Lessor or Lessee as their interests may appear. Each party shall provide the other with copies of all policies procured hereunder and paid receipts therefor within ten (10) days after the term begins and after the beginning of each renewal term.

     Lessor shall obtain Insurance against loss by fire and all other casualties by standard fire and extended coverage (especially, but not exclusively covering loss or damage by windstorm, hail, explosion, riot, civil commotion, or damage from aircraft or vehicles and smoke damage) with standard vandalism and malicious mischief riders, and endorsement for one (1) year's rent (including expenses) loss insurance covering losses due to casualty in responsible insurance companies for the full replacement value of the improvements of which the Premises are a part. Lessor shall be compensated for the loss of abated rent by having the proceeds of rent insurance paid to the Lessor. All policies of insurance shall waive subrogation against Lessor and Lessee and shall remain with Lessor and shall be issued in the name of Lessor, with a loss payable clause in favor of Lessor and with a deductible of no more than $10,000.00. Lessor and Lessee waive and release any claims against each other for losses due to fire or other casualty, or other perils insured by standard policies for extended coverage, vandalism, and malicious mischief. Lessor reserves the right to have a standard non-contributory mortgage clause in said policy.

     Lessee shall obtain at its expense:

     (a) Public Liability or Owner, Landlord and Tenant Liability insurance with minimum limits of $1,000,000.00 for injury or death to any one person, $2,000,000.00 for injury to more than one person resulting from the same occurrence and $500,000.00 for damage to property, which policy shall name Lessor as an additional named insured;

     (b) Any insurance covering risks which at the time are reasonably required to be covered by investors or mortgage lenders with respect to the Premises and which are customarily obtained in the Chicago Metropolitan area for buildings such as the subject building.

     Lessee shall be responsible for reimbursing Lessor for the deductible portions of any policy to be provided hereunder, it being the agreement of the parties that the Lessor be fully covered for all amounts, including any deductible. Copies of the Certificate of Insurance showing Lessor as an additional named on the liability policy shall be delivered to Lessor.

     Lessee shall also obtain in its own name insurance on all of Lessee's contents and trade fixtures, machinery, equipment, furniture and furnishings in the Premises to the full extent of their replacement cost under standard fire and extended coverage insurance, including without limitation, vandalism and malicious mischief endorsements.

     Lessor shall maintain the fire and casualty insurance on the Premise and the building in which the Premises is located in such amounts and with such insurance carriers as Lessor deems appropriate. Lessor and Lessee acknowledge that Lessee has received a statement as to Lessor's current insurance coverage. Lessor shall obtain and maintain such insurance required to be maintained by this Lease without waiving any of Lessor's rights under this

Lease and Lessor's damages for Lessee's failure or refusal shall not be limited to the amount of the insurance premiums which the Lessee has failed to pay. Sums advanced by Lessor, or its agent, for premiums together with interest thereon at the current prime rate of interest charged by First National Bank of Chicago shall be deemed additional rent payable on demand. If Lessee is not in default upon the termination of this Lease, Lessee shall then be entitled to a refund of the then unearned insurance premiums, if any. All insurance policies shall provide that the insurance companies issuing them shall not cancel them for nonpayment of premiums or otherwise without first giving the Lessee and Lessor at least thirty (30) days prior written notice of cancellation. In the event Lessee fails to obtain and maintain the insurance required to be obtained by Lessee hereunder, Lessor may, but shall not be required to, obtain and maintain the same and the cost of such insurance plus interest shall be additional rent due hereunder.

     R-7  A.  Right of First Refusal.
              ----------------------

     (1) Lessee generally acknowledges that Lessor owns a parcel of approximately 4.6 acres upon which the Leased Premises are located, and may elect to sell all, or a portion or portions of the 4.6 acre parcel in the future without limitation or restriction.

     (2) Should Lessor receive and accept an offer from a third party for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof upon which the Leased Premises is located, during the term and duration of this Lease, Lessor shall inform the offering party, in writing and as part of the acceptance, that such acceptance is contingent and subject to a right of first refusal op the part of the Lessee.

     (3) In the event that Section R-7(a)(2) occurs, Lessor shall provide Lessee with a written "Notice of Right of First Refusal" and a copy of the third party offer for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof as may be dictated by the third party offer. Lessee shall have five (5) business days from receipt of "Notice of Right of First Refusal" to exercise its right of first refusal. For purposes of this section only, written notice of the offer shall be deemed effective to the Lessee on the date delivered to Lessee at the subject premises by Lessee by Messenger delivery or telefax. A fax transmission confirmation report or written evidence regarding Messenger Delivery shall control regarding the date said "Notice of Right of First Refusal" is received by Lessee.

     (4) Should Lessee elect to exercise its right of first refusal within said five (5) business day period, and in any event, no later than 5:00 p.m. on the fifth business day after receipt of the "Notice of Right of First Refusal", it must deliver such written notice of its exercise of the right of first refusal, including its agreement to be bound to the Lessor on the same terms and conditions as is stated in the offer between the third party and the Lessor. Once said written notice is received by the Lessor, said written notice of Lessee's exercise of the right of first refusal cannot be revoked or cancelled.

     (5) Unless Lessee delivers timely written notice to Lessor of its exercise of its right of first refusal as required in R-7(A)(4), its right of first refusal shall be completely and irrevocably waived and shall cease to have any further effect, whether legal, equitable or, otherwise.

     B.     Lessee's Representation and Warranty Regarding Water Waste Disposal.
            -------------------------------------------------------------------

     (1) Lessee shall only allow water waste from sink and toilet to be drained into existing well/septic system. All other liquid drainage, whether from laboratory sinks, basins, or other items utilized in the Lessee's laboratory process, shall be removed by Lessee, at Lessee's sole expense, via a licensed and certified hazardous/toxic/chemical waste or special waste removal service.

     (2) Lessee acknowledges that technological advances may, during the term of this Lease, allow for complete purification of lab related waste so as to allow the same to be discharged in accordance with any and all applicable federal, state, and local laws, statutes, codes, regulations and ordinances. Therefore, Section R-7(b)(1) may be amended, upon the written mutual consent of Lessor and Lessee, to allow for the utilization of newer waste treatment technologies, which shall be installed at the sole expense of Lessee.

     R-8  Default.
          -------

     (a) The occurrence of any one or more of the following events shall constitute a default by Lessee hereunder.

          (i) If Lessee shall be adjudged bankrupt, or a decrees or order approving, and properly filed, a petition or answer asking for reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgement or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof.

          (ii) If Less shall file or admit the Jurisdiction of a court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, of Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or laws relating to the relief of debtors, readjustments of indebtedness, reorganization, arrangements, composition or extensions.

          (iii) If Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee.

          (iv) If a decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof.

          (v) If Lessee shall vacate or abandon the Premises during the term hereof.

          (vi) If Lessee shall not pay all amounts which constitute monthly rent hereunder (including but not limited to the payment of taxes), when due as herein provided and such non-payment shall continue for a period of 5 days thereafter.

          (vii) If Lessee shall make default in any of the other covenants and agreements herein contained to be kept, observed and performed by Lessee, including but not limited to the certain Environmental Indemnity Agreement, and such default shall continue for a period of 20 days after written notice of such default; provided however, that Lessee shall have such additional time as is reasonably required to cure such default.

          (viii) If Lessee shall default under the terms and provisions of any other Lease Agreement which Lessee has with Lessor for other properties owned by Lessor.

     (b) Upon any default of Lessee hereunder, Lessor may, in addition to all other rights and elections provided in the Lease and all other legal or equitable remedies or damages provided by law, at its election, declare the term of the Lease ended and, either with or without process of law, reenter, repossess and forfeiture of the rents to be paid and the covenants to be performed by Lessee during the terms of the Lease. If default shall be made in any covenant or agreement herein contained to be kept, observed and performed by Lessee, other than the payment of all amounts which constitute rent as herein provided, and if Lessee, prior to the expiration of a period of twenty (20) days commences to eliminate the cause of such default and does so cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Lessor to declare the said term ended and enforce all of its rights and remedies hereunder for any other default not so cured.

     (c) The foregoing provisions for the termination of the Lease for any default in any of its covenants, shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon, and in the event of termination of the Lease as aforesaid, Lessee agrees to indemnify and save harmless Lessor from any loss, cost or expenses arising from such termination and reentry in pursuance thereof.

     R-9  Lessee's Alterations.  Lessee's current occupancy of the Premises is
          --------------------
in accordance with a pre-existing Lease. No work is required by Lessee at this time. Roth shall be provided with the opportunity to bid on any and all further interior buildout work. Furthermore, any and all tenant buildout work not performed by Roth shall be subject to Roth's prior approval with such approval not being unreasonably withheld. Additionally, plans for any construction work within the subject premises including all drawings, sketches, layouts and designs shall be tendered to Roth before construction begins for Roth's approval. Lessee shall not make any "Lessee's Alterations" without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee's Alterations shall be made at Lessee's sole cost and expense. As used herein, the term "Lessee's Alterations" shall mean each and every (a) demolition of the whole or any part of any improvement now or hereafter erected on the Premises; (b) excavation at any time made or to be made in or about the Premises
(c) repair, addition, betterment, change, improvement and rebuilding made of, to, in, on or about the Premises or any part thereof; and (d) construction of any additional improvements upon the Premises.

     It shall be a condition precedent to Lessor's consent that Lessee furnish in writing to Lessor, a description of the work to be done at least twenty (20) days prior to the commencement of any Lessee's Alterations. It shall be a further condition precedent to Lessor's approval of any Lessee's Alterations that there shall be no written notice of default hereunder.

     Before any Lessee's Alterations are begun, Lessee shall procure at its sole cost and expense, all necessary licenses, permits and inspections from all governmental authorities or agencies having jurisdiction over the Premises, and shall, upon demand, deliver photostatic copies thereof to Lessor. All Lessee's Alterations shall be made in compliance with all laws, rules, regulations, ordinances promulgated by any state, local or other governmental body having jurisdiction over the Premises. Lessee shall pay all costs, expenses and liabilities arising out of or in connection with, or by reason of any Lessee's Alterations and shall keep the Premises free and clear from all liens, claims, encumbrances in any way arising out of, or in connection with or by reason of any Lessee's Alterations. No Lessee's Alterations shall be made that would render title to the Premises or any part thereof valued as of the termination of the Lease unmarketable or which would reduce the value of the Premises. Lessor shall not be required to make any contribution to the cost of any Lessee's Alterations or any part thereof. Lessee covenants that Lessor shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any of Lessee's Alterations and shall indemnify and hold Lessor harmless from and against and shall reimburse Lessor for all costs, expenses and liabilities, including reasonable attorneys' fees. All Lessee's Alterations as well as repairs to the Premises made pursuant to any provision hereof shall be removed by Lessee or at the option of the Lessor become the property of Lessor at the expiration of the Lease and title thereto and possession thereof shall automatically vest in Lessor, without the necessity of Lessee executing any further instrument particularly granting, conveying or releasing the same and without necessity of any payment therefor by Lessor, except if Lessor so elects all improvements by Lessee shall be removed by Lessee at the termination of the Lease, without destruction of or non-repairable damage to the Premises.

     R-10  Maintenance.  Lessee shall pay all maintenance costs associated with
           -----------
its own interior improvements to the building.

           Roth shall be responsible to the extent it deems necessary for exterior landscaping and shall provide reasonable snowplowing services for the benefit of the Lessee. Roth will be responsible for all maintenance, operation and repair expenses to roof, shall plumbing, exterior walls, windows, foundations, sidewalks, HVAC (excepting for utility charges which are the responsibility of Lessee), provided the same are not due to Lessee's, its agents, employees, guest, licenses, and invitees, negligence, willful or wanton misconduct acts or omissions.

     R-11  Place of Payment of Rent.   All rent payable to Lessor shall be paid
           ------------------------
by Lessee to Lessor at Lessor's address specified herein, or to such other person and/or at such other address as Lessor may direct by notice to Lessee in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts. Except as specifically provided herein, Rent shall be paid without notice or demand.

     R-12  Mechanic's Liens.  Lessee shall not create or permit to be created or
           ----------------
to remain and shall discharge any lien, encumbrance or charge levied on account of any imposition or any mechanic's, laborer's or material men's lien or mortgage, deed or trust or otherwise which is not being contested in good faith by Lessee by proper proceedings and which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, or the income therefrom and Lessee will not suffer any other matter or thing whereby the estate, right, interest, of Lessor in the Premises or any part thereof might be impaired. If any mechanic's, laborer's or materialmen's lien shall at any time be filed against the Premises or any part thereof, Lessee, within thirty
(30) days after notice of the filing thereof, shall cause the same to be discharged of record or otherwise stayed by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to contest by proper proceeding or cause such lien to be discharged within such time period, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to procure the discharge of such lien by deposit or by bonding proceedings and in such event Lessee shall immediately pay the amount of such cost or expense to Lessor as Additional Rent, hereunder, which amount shall be refundable upon completion and satisfaction of the lien proceedings.

     R-13  Surrender.  Lessee shall and will, upon the expiration of this Lease,
           ---------
or upon any re-entry by Lessor upon the Premises pursuant to the terms of this
Lease: (i) surrender and deliver up the Premises into the possession and use of Lessor without delay, broom clean and in good order and condition and repair, free and clear of all lettings and occupancy and free and clear of all liens, charges and encumbrances, in the same condition as existed on the date hereof, and, at the request of Lessor, shall remove all Lessee's Alterations, if any.

     R-14  Compliance with Laws.  Lessee, at its sole cost and expense, shall
           --------------------
promptly comply with all present and future statutes, codes, laws, acts, ordinances, administrative and judicial orders, judgments, decrees, injunctions and decisions, rules, resolutions, restrictions, regulations and requirements of all federal, state, county, municipal and local governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, officials and offices thereof have or claiming jurisdiction overall or any part of the property or the use, operation or occupancy thereof.

     R-15  Waiver of Liabilities.  To the full extent permitted by law, Lessee
           ---------------------
hereby releases and waives all claims against Lessor and its agents and employees for in jury or damage for person, property or business sustained in or about the Premises or the property by Lessee, its employees, agents, servants, invitees, licensees or subtenants.

     R-16  Mutual Waiver of Subrogation Rights.  Whenever (a) any loss, cost,
           -----------------------------------
damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of' the parties to this Lease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of such amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

     R-17  Late Charge.  In the event any installment of Rent or Additional
           -----------
Rent is not paid on the due date thereof, Lessee shall pay to Lessor a late charge, which shall be deemed to be Additional Rent hereunder, in an amount equal to five percent (5%) of the amount of Rent or Additional Rent, which was not timely paid hereunder. This late charge shall be payable each and every calendar month or part thereof thereafter until such Rent or Additional Rent is paid.

     R-18  Applicable Law and Construction.  The laws of the State of Illinois
           -------------------------------
shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The headings of the several articles contained herein are for convenience only and do not explain, define, limit, amplify, aid in the interpretation, construction or meaning of the provisions of this Lease.

     R-19  Binding Effect of Lease.  The covenants, agreements and obligations
           -----------------------
herein contained except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns. Lessor, at any time and from time to time, may make an assignment of its interest in this Lease, and, in the event of such assignment and the assumption by the assignee of the covenants and agreements to be performed by Lessor herein, Lessor and its successors and assigns (other than the assignee of this Lease) shall be released from any and all liability hereunder.

     R-20  Title.  The title to the Premises is held in a land trust of which
           -----
Standard Bank and Trust Company is the trustee under a Trust Agreement dated August 9, 1991, and known as Trust No. 5310.

     R-21  Brokerage.  The parties hereto represent and warrant to each other
           ---------
that they have not had any dealing with any real estate broker, salesman, agent, finder or consultant in connection with the transaction contemplated hereby and agree to indemnify and hold harmless the other against any claims for commissions, fees, etc.

     R-22  Notice.  Except as provided in R-7 above, any notice, request, demand
           ------
or consent required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered personally or when mailed, first class, postage prepaid, certified or registered mail, return receipt requested, as follows:

     If to Lessee:       Medichem Research, Inc.
                         12305 New Avenue
                         Lemont, IL 60546
                         Attention: John L. Flavin
                         Fax Number: 630/257-1505

     With a copy to:     __________________________________
                         __________________________________
                         __________________________________
                         __________________________________


     If to Lessor:       Roth's Reliable Construction Co., Inc.
                         13501 S. Hickory
                         Lemont, Illinois 60439
                         Attention:  Jack Roth, President
                         Fax Number: 630/257-3584

     With a copy to:     Robert D. Tuerk, Esq.
                         Pretzel & Stouffer, Chartered
                         One S. Wacker Drive, Ste. 2500
                         Chicago, Illinois 60606
                         Fax Number: 312/346-8242

Any party hereto may change its address by giving notice in accordance with this paragraph stating its new address to each of the other parties hereto. Commencing with the giving of such notice, such newly designated address shall be said party's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

     R-23   Option to Renew. Provided the Lessee is not in default under the
            ---------------
Lease, the Lessee is granted the option of renewing this Lease for an additional five (5) year term from October 1, 2003, provided it gives the Lessor notice in writing of the exercise of the option at least one hundred eighty (180) days prior to the expiration of the Lease. If Lessee exercises such option to renew then the Base Rental during the Renewal Period shall be Ten Dollars and 00/100 ($10.00) a square foot per annum on 37,500 square feet, payable monthly in advance, plus taxes, insurance and all other expenses of Lessee hereunder. The exercise of the option shall be irrevocable. All conditions and covenants of the Lease shall remain in full force and effect during the extended period, except that the monthly rent shall be the then agreed upon increased rent for the Premises.

     R-24   Cancellation of Prior Lease. Provided Lessee has entered into a
            ---------------------------
valid and binding Lease Agreement for Suites K, L and O, 12305 New Avenue, in Building 4 owned by Lessor, this Agreement shall terminate the prior Lease Agreement dated February, 1995 for the Premises subject to this Lease, effective September 30, 1996. As of October 1, 1996, the terms and provisions of this Lease shall be binding on the parties.

     R-25    Environmental Indemnification. The parties have executed an
             -----------------------------
Environmental Indemnity Agreement simultaneously with the Lease, which Agreement is incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSOR:                                            LESSEE:

ROTH'S RELIABLE CONSTRUCTION CO. INC.,             MEDICHEM RESEARCH, INC.
an Illinois corporation, as beneficiary
and agent of Standard Bank and Trust
Company Trust No. 5310, u/a/d August 9, 1991


By:                                                By:
   ------------------------------------------         --------------------------
   Jack Roth, not individually but as
   Vice President

                               PERSONAL GUARANTY

     For value received Michael Flavin, individually, hereby guarantees payment of rent and prompt and satisfactory performance of all obligations under the terms of the Industrial Building Lease Agreement set forth above subject to the following:

     (1) During the years one through three of the Lease, Guarantor will be responsible for 75% of the obligations under the Guaranty; and

     (2) If Lessee is not is default under the Lease at the commencement or the fourth year of the term of the Lease, Guarantor will be responsible for 50% of the obligations under the Guaranty during years four through seven of the terms of this Lease.

If Medichem Research, Inc. (Lessee) defaults in the payment of any installment of the monthly base rent, or in the payment of any other obligation, or in the performance of other obligations or covenant under the terms of the Lease, Michael Flavin, individually, guarantees and shall pay the amount of such installment and additional payment as above provided within ten (10) days after receipt of written notice of default and demand for payment to Lessor.

     If Medichem Research, Inc. defaults in the performance of any additional obligations under the Lease, Michael Flavin, individually shall pay to Lessor on demand, all damages, costs, and expenses that Lessor is entitled to recover from Medichem, as above provided, by reason of such default.

     This guarantee shall continue in force until all obligations of Medichem Research, Inc. under the Lease have been satisfied or until Michael Flavin's liability to Lessor under the lease has been completely discharged, whichever first occurs.

     Michael Flavin, as guarantor, shall not be discharged from liability hereunder as long as any claim by Lessor against Medichem Research, Inc. remains outstanding.

     This guarantee shall be binding on the legal representatives, successors, and assigns of the guarantor. Notice of acceptance of this guarantee is expressly waived.

     IN WITNESS WHEREOF, Michael Flavin, as guarantor, has executed this guarantee at ____________ on the _______ day of ___________, 2000.



                                   ____________________________________________
                                   Michael Flavin

                           INDUSTRIAL BUILDING LEASE

_____________________________________________________________________________________________________________________
            DATE OF LEASE                             TERM OF LEASE                           MONTHLY RENT
---------------------------------------------------------------------------------------------------------------------
                                            BEGINNING               ENDING
                                        ---------------------------------------
October        , 1996                       10/01/96                09/30/03            See paragraph R2 of Rider
---------------------------------------------------------------------------------------------------------------------
Location of Premises:
Suites K, L and O
123051New Avenue, Lemont, Illinois
---------------------------------------------------------------------------------------------------------------------
Purposes:
Performing Early Stage Pharmaceutical R&D
---------------------------------------------------------------------------------------------------------------------

   LESSEE                                                                LESSOR
NAME              Medichem Research, Inc., an Illinois             NAME AND        Roth's Reliable Construction Co.,
                  corporation                                      BUSINESS        Inc., an Illinois corp. as agent
                                                                                   for Standard Bank and Trust as
                                                                                   Trustee under Trust No. 5

ADDRESS           12305 New Avenue                                 ADDRESS         13501 S. Hickey
                  Lemont, Illinois 60439                                           Lemont, Illinois 60439

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT                          47. Lessee shall pay Lessor or Lessor's agent as
                         rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND                 48. Lessee has examined and knows the condition of
UPKEEP OF PREMISES       the Premises and has received the same in good order
                         and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO                      49. Lessee will not allow the Premises to be
MISUSE; SUBLET;               used for any purpose other than that hereinbefore
ASSIGNMENT                    specified, and will not load floors with machinery
                              or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, which shall not be unreasonably withheld or delayed, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S LIEN               50. Lessee will not permit any mechanic's lien or
                         liens to be placed upon the Premises or any building or improvement thereon without the written consent of Lessor during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty
                         (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR                 51. Lessee covenants and agrees that he will
ACCIDENTS                protect and save and keep the Lessor forever harmless
                         and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions thereof.

NON-LIABILITY OF              52. Except as provided by Illinois statute, Lessor
LESSOR shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND                53. Lessee will pay, in addition to the rent above
ELECTRIC CHARGES         specified, all water rents, gas and electric light and
                         power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter and shall be generally treated as rent for all purposes of this Agreement.

KEEP PREMISES IN              54. Lessor shall not be obliged to incur any
 REPAIR expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES            55. Lessee will allow Lessor free access to the
                         Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDONMENT AND               56. If Lessee shall abandon or vacate the
RELETTING                Premises, or if Lessee's right to occupy the Premises
                         be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER                  57. Lessee will, at the termination of this lease
                         by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Three Hundred Fifty Dollars ($350.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD             58. There shall not be allowed, kept, or used on
                         used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

NO RENT REDUCTION             59. Lessee's covenant to pay rent is and shall be
OR SET OFF               independent of each and every other covenant of this
                         lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER NOTICE             60. It is further agreed, by the parties hereto,
OR SUIT that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS              61. Lessee will pay and discharge all reasonable
                         costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease

RIGHTS CUMULATIVE             62. The rights and remedies of Lessor under this
                         lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND CASUALTY             63. In case the Premises shall be rendered
                         untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION                 64. This lease is subordinate to all mortgages
                         which may now or hereafter affect the Premises.

PLURALS;                      65. The words "Lessor" and "Lessee" wherever
SUCCESSORS               herein occurring and used shall be construed to mean
                         "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

INTERPRABILITY                66. Wherever possible each provisions of this
                         lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

                              67. Rider attached hereto is incorporated herein.

                              68. Lessee acknowledges that Lessor has
                         approximately 4.6 acres of property, upon which Lessee's building shall be erected, and that Lessee shall, in no way, interfere with Lessor's ability and right to utilize rent, sell, dispose of, assign, or otherwise encumber or affect the property that is not leased to Lessee.

                              69. Lessee herein agrees to reimburse Lessor for
                         any and all special binders, endorsements and other modifications and additions to Lessor's Owners Insurance Policy that are directly attributable to Lessee's business and shall generally be treated as additional rent and additional insurance reimbursement for all purposes of this agreement.


     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ______ pages numbered 1 to ______, including a rider consisting of ______ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:  Medichem Research, Inc., an                 LESSOR:  Roth's Reliable Construction Co., Inc., an
         Illinois corporation                                 Illinois corporation as Agent for Standard
                                                              Bank & Trust, Under Trust No. 5310

________________________________________(SEAL)       ______________________________________________(SEAL)

________________________________________(SEAL)       ______________________________________________(SEAL)

                             ASSIGNMENT BY LESSOR

     On this ________________________, 20___, for value received, Lessor hereby transfers, assigns and sets over to _________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _____________, 20__.


                                                    ______________________(SEAL)

                                                    ______________________(SEAL)


                                   GUARANTEE

     On this _____________________, 20___, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                                    ______________________(SEAL)

                                                    ______________________(SEAL)

                RIDER TO THAT CERTAIN INDUSTRIAL BUILDING LEASE
                         DATED AS OF OCTOBER ___, 1996
            BY AND BETWEEN ROTH'S RELIABLE CONSTRUCTION CO., INC.,
              AS AGENT FOR STANDARD BANK AND TRUST, TRUST #5310,
               AS LESSOR AND MEDICHEM RESEARCH, INC., AS LESSEE
                    FOR SUITES K, L AND O, 12305 NEW AVENUE

     R-26   Conflicts.   In the event of a conflict between the terms of this
            ---------
Rider and printed lease form to which it is attached, the terms of this Rider shall control.

     R-27   Payment of Rent.
            ---------------

     (a) Lessee shall pay monthly base rent to Lessor in advance on the first day of each month. In the event that any installment of rent shall not be paid within ten (10) days of the due date, Lessee shall pay to Lessor a late payment penalty in the amount of 5% of the installment of rent.

     (b)    The amount of rent to be paid hereunder shall be as follows:

                  Period                         Monthly Rent Due
                  ------                         ----------------

            October 1, 1996 through              $3,125.00
            September 30, 1998

            October 1, 1998 through              $4,375.00
            September 30, 2003

     (c) The first month's rent shall be due and payable on the Commencement Date of this Lease.

     (d) In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the increase in real estate taxes beginning in October, 1998, over the Base Year's real estate taxes for the Premises. Lessee shall also pay its share of all special assessments or governmental impositions and charges of every kind and nature levied or assessed on the Premises or any part thereof. For the purposes of this subparagraph, the Base Year shall be the taxes paid in 1998 on a cash basis and the share of real estate taxes due from Tenant shall be based on the square footage of the Building on the Premises, divided by fifty percent (50%). Lessee shall pay all utility charges to the Premises which include, but are not limited to, charges and assessments for water, gas, fuel, electric, and refuse disposal services, for each calendar year falling within the term, Lessor shall notify Lessee of the time and place payment to the relevant government authorities is required. In addition, Lessee shall pay its pro-rata share of the cost of the common maintenance of the exterior lighting, well, and aerobic filtration plant.

            In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the cost and expense for insurance premiums for the Premises. Lessor shall notify Lessee when payment of its share of the insurance premiums are required.

            If the Lessee defaults in the payment of its share of any imposition, charge or insurance premium, as required in this Subparagraph and such default continues for thirty (30) days after written notice, Lessor or its agent may pay such imposition or charge and the amount so paid plus interest at the then current prime rate charged by First National Bank of Chicago, shall be deemed additional rent hereunder payable on demand. Such payment by Lessor shall not constitute a waiver of Lessee's default nor of Lessor's rights hereunder. The provisions of this Subparagraph shall survive the termination of this Lease.

     R-28   Security Deposit. The parties agree that there shall be no security
            ----------------
deposit under this Lease.

     R-29   Premises. A Legal Description of the Premises is attached hereto as
            --------
Exhibit A, incorporated herein. Lessee acknowledges and agrees that it shall only have the right to the use and possession of the building and the immediately adjacent parking lot and sidewalks and shall have no rights to any other portion of the land upon which Premises is located.

     R-30   Lessee's Business. Lessor generally knows and generally has a
            -----------------
layman's understanding of the nature of Lessee's business, namely, to carry out chemical synthesis in a laboratory setting. The synthesis include but are not limited to the use of hazardous and/or flammable chemical compounds. The use and storage of these materials will be in conformance with all federal, state and local laws, regulations and ordinances. Lessor further understands that Lessee will seek to make improvements to the space in the form of chemical wet laboratories. These laboratories will be constructed in accordance with any and all pertinent laws, regulations and codes, whether federal, state, local, municipal or any governmental arm or agency thereunder. Lessor will not seek to limit Lessee in regard to its business operations and expansion as long as said business operations and expansions are in accordance with all federal, state and local laws, regulations and ordinances and does not create a nuisance to other interested parties or tenants.

     R-31   Insurance. Lessee shall reimburse Lessor for the cost to procure and
            ---------
maintain in full force and effect, the following insurance in respect of the Premises, all of which insurance shall be issued in the name of Lessor and Lessee and with loss payable clauses thereof in favor of Lessor or Lessee as their interests may appear. Each party shall provide the other with copies of all policies procured hereunder and paid receipts therefor within ten (10) days after the term begins and after the beginning of each renewal term.

     Lessor shall obtain Insurance against loss by fire and all other casualties by standard fire and extended coverage (especially, but not exclusively covering loss or damage by windstorm, hail, explosion, riot, civil commotion, or damage from aircraft or vehicles and smoke damage) with standard vandalism and malicious mischief riders, and endorsement for one (1) year's rent (including expenses) loss insurance covering losses due to casualty in responsible insurance companies for the full replacement value of the improvements of which the Premises are a part. Lessor shall be compensated for the loss of abated rent by having the proceeds of rent insurance paid to the Lessor. All policies of insurance shall waive subrogation against Lessor and Lessee and shall remain with Lessor and shall be issued in the name of Lessor, with a loss payable clause in favor of Lessor and with a deductible of no more than $10,000.00. Lessor and Lessee waive and release any claims against each other for losses due to fire or other casualty, or other perils insured by standard policies for extended coverage, vandalism, and malicious mischief. Lessor reserves the right to have a standard non-contributory mortgage clause in said policy.

     Lessee shall obtain at its expense:

     (a) Public Liability or Owner, Landlord and Tenant Liability insurance with minimum limits of $1,000,000.00 for injury or death to any one person, $2,000,000.00 for injury to more than one person resulting from the same occurrence and $500,000.00 for damage to property, which policy shall name Lessor as an additional named insured;

     (b) Any insurance covering risks which at the time are reasonably required to be covered by investors or mortgage lenders with respect to the Premises and which are customarily obtained in the Chicago Metropolitan area for buildings such as the subject building.

     Lessee shall be responsible for reimbursing Lessor for the deductible portions of any policy, to be provided hereunder, it being the agreement of the parties that the Lessor be fully covered for all amounts, including any deductible. Copies of the Certificate of Insurance showing Lessor as an additional named insured on the liability policy shall be delivered to Lessor.

     Lessee shall also obtain in its own name insurance on all of Lessee's contents and trade fixtures, machinery, equipment, furniture and furnishings in the Premises to the full extent of their replacement cost under standard fire and extended coverage insurance, including without limitation, vandalism and malicious mischief endorsements.

     Lessor shall maintain the fire and casualty insurance on the Premises and the building in which the Premises is located in such amounts and with such insurance carriers as Lessor deems appropriate. Lessor and Lessee acknowledge that Lessee has received a statement as to Lessor's current insurance coverage. Lessor shall obtain and maintain such insurance required to be maintained by this Lease without waiving any of Lessor's rights under this Lease and Lessor's damages for Lessee's failure or refusal shall not be limited to the amount of the insurance premiums which the Lessee has failed to pay. Sums advanced by Lessor, or its agent, for premiums together with interest thereon at the current prime rate of interest charged by First National Bank of Chicago shall be deemed additional rent payable on demand. If Lessee is not in default upon the termination of this Lease, Lessee shall then be entitled to a refund of the then unearned insurance premiums, if any. All insurance policies shall provide that the insurance companies issuing them shall not cancel them for nonpayment of premiums or otherwise without first giving the Lessee and Lessor at least thirty
(30) days prior written notice of cancellation. In the event Lessee fails to obtain and maintain the insurance required to be obtained by Lessee hereunder, Lessor may, but shall not be required to, obtain and maintain the same and the cost of such insurance plus interest shall be additional rent due hereunder.

     R-32   A.   Right of First Refusal for Purchase.
                 -----------------------------------

     (1) Lessee generally acknowledges that Lessor owns a parcel of approximately 4.6 acres upon which the Leased Premises are located, and may elect to sell all, or a portion or portions of the 4.6 acre parcel in the future without limitation or restriction.

     (2) Should Lessor receive and accept an offer from a third party for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof upon which the Leased Premises is located, during the term and duration of this Lease, Lessor shall inform the offering party, in writing and as part of the acceptance, that such acceptance is contingent and subject to a right of first refusal on the part of the Lessee.

     (3) In the event that Section R-7(a)(2) occurs, Lessor shall provide Lessee with a written "Notice of Right of First Refusal" and a copy of the third party offer for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof as may be dictated by the third party offer. Lessee shall have five (5) business days from receipt of "Notice of Right of First Refusal" to exercise its right of first refusal. For purposes of this section only, written notice of the offer shall be deemed effective to the Lessee on the date delivered to Lessee at the subject premises by Lessee by Messenger delivery or telefax. A fax transmission confirmation report or written evidence regarding Messenger Delivery shall control regarding the date said "Notice of Right of First Refusal" is received by Lessee.

     (4) Should Lessee elect to exercise its right of first refusal within said five (5) business day period, and in any event, no later than 5:00 p.m. on the fifth business day after receipt of the "Notice of Right of First Refusal", it must deliver such written notice of its exercise of the right of first refusal, including its agreement to be bound to the Lessor on the same terms and conditions as is stated in the offer between the third party and the Lessor. Once said written notice is received by the Lessor, said written notice of Lessee's exercise of the right of first refusal cannot be revoked or cancelled.

     (5) Unless Lessee delivers timely written notice to Lessor of its exercise of its right of first refusal as required in R-7(A)(4), its right of first refusal shall be completely and irrevocably waived and shall cease to have any further effect, whether legal, equitable or otherwise.

     B.     Right of First Refusal to Lease Adjoining Space.
            -----------------------------------------------

     (1) Lessee acknowledges that Lessor is entering into new Leases for the remaining three (3) suites in Building 4.

     (2) In the event of the expiration or termination of any new Lease of the remaining three (3) suites, the Lessor shall offer to Lessee a right of first refusal to lease such remaining space at the then current market rent. Lessor shall provide Lessee with a "Notice of Right of First Refusal" for such space as it becomes available and

Lessee shall have five (5) business days to agree with Lessor to rent such space. Failure to agree shall terminate Lessee's right of first refusal for such space offered at that time.

     C.     Lessee's Representation and Warranty Regarding Water Waste Disposal.
            -------------------------------------------------------------------

     (1) Lessee shall only allow water waste from sink and toilet to be drained into existing well/septic system. All other liquid drainage, whether from laboratory sinks, basins, or other items utilized in the Lessee's laboratory process, shall be removed by Lessee, at Lessee's sole expense, via a licensed and certified hazardous/toxic/chemical waste or special waste removal service.

     (2) Lessee acknowledges that technological advances may, during the term of this Lease, allow for complete purification of lab related waste so as to allow the same to be discharged in accordance with any and all applicable federal, state, and local laws, statutes, codes, regulations and ordinances. Therefore, Section R-7(c)(1) may be amended, upon the written mutual consent of Lessor and Lessee, to allow for the utilization of newer waste treatment technologies, which shall be installed at the sole expense of Lessee.

     R-33   Default.
            -------

     (a) The occurrence of any one or more of the following events shall constitute a default by Lessee hereunder.


                    If Lessee shall be adjudged bankrupt, or a decree or order approving, and properly filed, a petition or answer asking for reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgement or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof.

                    If Lessee shall file or admit the jurisdiction of a court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, of Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or laws relating to the relief of debtors, readjustments of indebtedness, reorganization, arrangements, composition or extensions.

                    If Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee.

                    If a decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof.

                    If Lessee shall vacate or abandon the Premises during the term hereof.

                    If Lessee shall not pay all amounts which constitute monthly rent hereunder (including but not limited to the payment of taxes), when due as herein provided and such non-payment shall continue for a period of 5 days thereafter.

                    If Lessee shall make default in any of the other covenants and agreements herein contained to be kept, observed and performed by Lessee, including but not limited to the certain Environmental Indemnity Agreement, and such default shall continue for a period of 20 days after written notice of such default; provided however, that Lessee shall have such additional time as is reasonably required to cure such default.

                    If Lessee shall default under the terms and provisions of any other Lease Agreement which Lessee has with Lessor for other properties owned by Lessor.
     (b) Upon any default of Lessee hereunder, Lessor may, in addition to all other rights and elections provided in the Lease and all other legal or equitable remedies or damages provided by law, at its election, declare the term of the Lease ended and, either with or without process of law, reenter, repossess and forfeiture of the rents to be paid and the covenants to be performed by Lessee during the terms of the Lease. If default shall be made in any covenant or agreement herein contained to be kept, observed and performed by Lessee, other than the payment of all amounts which constitute rent as herein provided, and if Lessee, prior to the expiration of a period of twenty (20) days commences to eliminate the cause of such default and does so cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Lessor to declare the said term ended and enforce all of its rights and remedies hereunder for any other default not so cured.

     (c) The foregoing provisions for the termination of the Lease for any default in any of its covenants, shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon, and in the event of termination of the Lease as aforesaid, Lessee agrees to indemnify and save harmless Lessor from any loss, cost or expenses arising from such termination and reentry in pursuance thereof.

     R-34   Lessor's and Lessee's Alterations. Prior to October 1, 1996, Lessor
            ---------------------------------
at its own expense shall:

                    erect a cinder block wall to the ceiling between suites 4 and 5 as indicated on the attached sketch;

                    paint all drywall and brick surfaces within units 2, 3 and 4; and

                    close and securely seal the opening between suites 4 and 5, without removal of the door frame.
Following occupancy by Lessee, Roth shall be provided with the opportunity to bid on any and all further interior buildout work. Furthermore, any and all tenant buildout work not performed by Roth shall be subject to Roth's prior approval with such approval not being unreasonably withheld. Additionally, plans for any construction work within the subject premises including all drawings, sketches, layouts and designs shall be tendered to Roth before construction begins for Roth's approval. Lessee shall not make any "Lessee's Alterations" without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee's Alterations shall be made at Lessee's sole cost and expense. As used herein, the term "Lessee's Alterations" shall mean each and every (a) demolition of the whole or any part of any improvement now or hereafter erected on the Premises; (b) excavation at any time made or to be made in or about the Premises; (c) repair, addition, betterment, change, improvement and rebuilding made of, to, in, on or about the Premises or any part thereof; and (d) construction of any additional improvements upon the Premises.

     It shall be a condition precedent to Lessor's consent that Lessee furnish in writing to Lessor, a description of the work to be done at least twenty (20) days prior to the commencement of any Lessee's Alterations. It shall be a further condition precedent to Lessor's approval of any Lessee's Alterations that there shall be no written notice of default hereunder.

     Before any Lessee's Alterations are begun, Lessee shall procure at its sole cost and expense, all necessary licenses, permits and inspections from all governmental authorities or agencies having jurisdiction over the Premises, and shall, upon demand, deliver photostatic copies thereof to Lessor. All Lessee's Alterations shall be made in compliance with all laws, rules, regulations, ordinances promulgated by any state, local or other governmental body having jurisdiction over the Premises. Lessee shall pay all costs, expenses and liabilities arising out of or in connection with, or by reason of any Lessee's Alterations and shall keep the Premises free and clear from all liens, claims, encumbrances in any way arising out of, or in connection with or by reason of any Lessee's Alterations. No Lessee's Alterations shall be made that would render title to the Premises or any part thereof valued as of the termination of the Lease unmarketable or which would reduce the value of the Premises. Lessor shall not be required to make any contribution to the cost of any Lessee's Alterations or any part thereof. Lessee covenants that Lessor shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any of Lessee's Alterations and shall indemnify and hold Lessor harmless from and against and shall reimburse Lessor for all costs, expenses and liabilities, including reasonable attorneys' fees. All Lessee's Alterations as well as repairs to the Premises made pursuant to any provision hereof shall be removed by Lessee or at the option of the Lessor become the property of Lessor at the expiration of the Lease and title thereto and possession thereof shall automatically vest in Lessor, without the necessity of Lessee executing any further instrument particularly granting, conveying or releasing the same and without necessity of any payment therefor by Lessor, except if Lessor so elects all improvements by Lessee shall be removed by Lessee at the termination of the Lease, without destruction of or non-repairable damage to the Premises.

     R-35   Maintenance. Lessee shall pay all maintenance costs associated with
            -----------
its own interior improvements to the building.

     Roth shall be responsible to the extent it deems necessary for exterior landscaping and shall provide reasonable snowplowing services for the benefit of the Lessee. Roth will be responsible for all maintenance, operation and repair expenses to roof, shall plumbing, exterior walls, windows, foundations, sidewalks, HVAC (excepting for utility charges which are the responsibility of Lessee), provided the same are not due to Lessee's, its agents, employees, guest, licenses, and invitees, negligence, willful or wanton misconduct acts or omissions.

     R-36   Place of Payment of Rent. All rent payable to Lessor shall be paid
            ------------------------
by Lessee to Lessor at Lessor's address specified herein, or to such other person and/or at such other address as Lessor may direct by notice to Lessee in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts Except as specifically provided herein, Rent shall be paid without notice or demand.

     R-37   Mechanic's Liens. Lessee shall not create or permit to be created or
            ----------------
to remain and shall discharge any lien, encumbrance or charge levied on account of any imposition or any mechanic's, laborer's or material men's lien or mortgage, deed or trust or otherwise which is not being contested in good faith by Lessee by proper proceedings and which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, or the income therefrom and Lessee will not suffer any other matter or thing whereby the estate, right, interest of Lessor in the Premises or any part thereof might be impaired. If any mechanic's, laborer's or material men's lien shall at any time be filed against the Premises or any part thereof, Lessee, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record or otherwise stayed by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to contest by proper proceeding or cause such lien to be discharged within such time period, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to procure the discharge of such lien by deposit or by bonding proceedings and in such event Lessee shall immediately pay the amount of such cost or expense to Lessor as Additional Rent, hereunder, which amount shall be refundable upon completion and satisfaction of the lien proceedings.

     R-38   Surrender. Lessee shall and will, upon the expiration of this Lease,
            ---------
or upon any re-entry by Lessor upon the Premises pursuant to the terms of this
Lease: (i) surrender and deliver up the Premises into the possession and use of Lessor without delay, broom clean and in good order and condition and repair, free and clear of all lettings and occupancy and free and clear of all liens, charges and encumbrances, in the same condition as existed on the date hereof, and, at the request of Lessor, shall remove all Lessee's Alterations, if any.

     R-39   Compliance with Laws.  Lessee, at its sole cost and expense, shall
            --------------------
promptly comply with all present and future statutes, codes, laws, acts, ordinances, administrative and judicial orders, judgments, decrees, injunctions and decisions, rules, resolutions, restrictions, regulations and requirements of all federal, state, county, municipal and local governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, officials and offices thereof have or claiming jurisdiction overall or any part of the property or the use, operation or occupancy thereof.

     R-40   Waiver of Liabilities. To the full extent permitted by law, Lessee
            ---------------------
hereby releases and waives all claims against Lessor and its agents and employees for in jury or damage for person, property or business sustained in or about the Premises or the property by Lessee, its employees, agents, servants, invitees, licensees or subtenants.

     R-41   Mutual Waiver of Subrogation Rights. Whenever (a) any loss, cost,
            -----------------------------------
damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of such amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

     R-42   Late Charge. In the event any installment of Rent or Additional Rent
            -----------
is not paid on the due date thereof, Lessee shall pay to Lessor a late charge, which shall be deemed to be Additional Rent hereunder, in an amount equal to five percent (5%) of the amount of Rent or Additional Rent which was not timely paid hereunder. This late charge shall be payable each and every calendar month or part thereof thereafter until such Rent or Additional Rent is paid.

     R-43   Applicable Law and Construction. The laws of the State of Illinois
            -------------------------------
shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The headings of the several articles contained herein are for convenience only and do not explain, define, limit, amplify, aid in the interpretation, construction or meaning of the provisions of this Lease.

     R-44   Binding Effect of Lease. The covenants, agreements and obligations
            -----------------------
herein contained except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns. Lessor, at any time and from time to time, may make an assignment of its interest in this Lease, and, in the event of such assignment and the assumption by the assignee of the covenants and agreements to be performed by Lessor herein, Lessor and its successors and assigns (other than the assignee of this Lease) shall be released from any and all liability hereunder.

     R-45   Title. The title to the Premises is held in a land trust of which
            -----
Standard Bank and Trust Company is the trustee under a Trust Agreement dated August 9, 1991, and known as Trust No. 5310.

     R-46   Brokerage. The parties hereto represent and warrant to each other
            ---------
that they have not had any dealing with any real estate broker, salesman, agent, finder or consultant in connection with the transaction contemplated hereby and agree to indemnify and hold harmless the other against any claims for commissions, fees, etc.

     R-47   Notice. Except as provided in R-7 above, any notice, request, demand
            ------
or consent required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered personally or when mailed, first class, postage prepaid, certified or registered mail., return receipt requested, as follows:

     If to Lessee:        Medichem Research, Inc.
                          12305 New Avenue
                          Lemont, IL 60546
                          Attention: John L. Flavin
                          Fax Number: 630/257-1505

     With a copy to:      ______________________________

                          ______________________________
                          ______________________________

     If to Lessor:        Roth's Reliable Construction Co., Inc.
                          13501 S. Hickory
                          Lemont, Illinois 60439
                          Attention: Jack Roth, President
                          Fax Number: 630/257-3584

     With a copy to:      Robert D. Tuerk, Esq.
                          Pretzel & Stouffer, Chartered
                          One S. Wacker Drive, Ste. 2500
                          Chicago, Illinois 60606
                          Fax Number: 312/346-8242

Any party hereto may change its address by giving notice in accordance with this paragraph stating its new address to each of the other parties hereto. Commencing with the giving of such notice, such newly designated address shall be said party's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

     R-48   Option to Renew. Provided the Lessee is not in default under the
            ---------------
Lease, the Lessee is granted the option of renewing this Lease for an additional five (5) year term from October 1, 2003, provided it gives the Lessor notice in writing of the exercise of the option at least one hundred eighty (180) days prior to the expiration of the Lease. If Lessee exercises such option to renew then the Base Rental during the Renewal Period shall be Ten Dollars and 00/100 ($10.00) a square foot per annum on 37,500 square feet, payable monthly in advance, plus taxes, insurance and all other expenses of Lessee hereunder. The exercise of the option shall be irrevocable. All conditions and covenants of the Lease shall remain in full force and effect during the extended period, except that the monthly rent shall be the then agreed upon increased rent for the Premises.

     R-49   Environmental Indemnification. The parties have executed an
            -----------------------------
Environmental Indemnity Agreement simultaneously with the Lease, which Agreement is incorporated herein by reference.

     WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSOR:                                            LESSEE:
ROTH'S RELIABLE CONSTRUCTION CO.,                  MEDICHEM RESEARCH, INC.
INC., an Illinois corporation, as beneficiary
and agent of Standard Bank and Trust Company
Trust No. 5310, u/a/d August 9, 1991


By:____________________________________________    By:____________________________________
  Jack Roth, not individually but
  as Vice President

                               PERSONAL GUARANTY

     For value received Michael Flavin, individually, hereby guarantees payment of rent and prompt and satisfactory performance of all obligations under the terms of the Industrial Building Lease Agreement set forth above subject to the following:

     (1) During the years one through three of the Lease, Guarantor will be responsible for 75% of the obligations under the Guaranty; and

     (2) If Lessee is not in default under the Lease at the commencement of the fourth year of the term of the Lease, Guarantor will be responsible for 50% of the obligations under the Guaranty during years four through seven of the term of this Lease.

     If Medichem Research, Inc. (Lessee) defaults in the payment of any installment of the monthly base rent, or in the payment of any other obligation, or in the performance of other obligations or covenant under the terms of the Lease, Michael Flavin, individually, guarantees and shall pay the amount of such installment and additional payment as above provided within ten (10) days after receipt of written notice of default and demand for payment to Lessor.

     If Medichem Research, Inc. defaults in the performance of any additional obligations under the Lease, Michael Flavin, individually shall pay to Lessor on demand, all damages, costs, and expenses that Lessor is entitled to recover from Medichem, as above provided, by reason of such default.

     This guarantee shall continue in force until all obligations of Medichem Research, Inc. under the Lease have been satisfied or until Michael Flavin's liability to Lessor under the lease has been completely discharged, whichever first occurs.

     Michael Flavin, as guarantor, shall not be discharged from liability hereunder as long as any claim by Lessor against Medichem Research, Inc. remains outstanding.

     This guarantee shall be binding on the legal representatives, successors, and assigns of the guarantor. Notice of acceptance of this guarantee is expressly waived.

     IN WITNESS WHEREOF, Michael Flavin, as guarantor, has executed this guarantee at ________ on the __ day of October, 1996.



                                               _________________________________
                                               Michael Flavin

                           INDUSTRIAL BUILDING LEASE

---------------------------------------------------------------------------------------------------------------------
       DATE OF LEASE                              TERM OF LEASE                               MONTHLY RENT
---------------------------------------------------------------------------------------------------------------------
                                             BEGINNING        ENDING
                                         -------------------------------
October     , 1996                         10/01/96        09/30/03                      See paragraph R2 of Rider
---------------------------------------------------------------------------------------------------------------------
Location of Premises:
Suite J
12301 New Avenue, Lemont, Illinois
---------------------------------------------------------------------------------------------------------------------
Purposes:
Performing Early Stage Pharmaceutical R&D
---------------------------------------------------------------------------------------------------------------------

  LESSEE                                                                LESSOR
NAME                Medichem Research, Inc. an Illinois              NAME AND        Roth's Reliable Construction Co.,
                    corporation                                      BUSINESS        Inc., an Illinois corp. as agent
                                                                                     for Standard Bank and Trust as
                                                                                     Trustee under Trust No. 5
 ADDRESS            12305 New Avenue                                 ADDRESS         13501 S. Hickey
                    Lemont, Illinois 60439                                           Lemont, Illinois 60439


     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT                70. Lessee shall pay Lessor or Lessor's agent as rent for
                        the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND       71. Lessee has examined and knows the condition of the
UPKEEP OF PREMISES      Premises and has received the same in good order and
                        repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO       72. Lessee will not allow the Premises to be used for any
MISUSE; SUBLET;         purpose other than that hereinbefore specified, and will
ASSIGNMENT              not load floors with machinery or goods beyond the floor
                        load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, which shall not be unreasonably withheld or delayed, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days;
                        and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S LIEN     73. Lessee will not permit any mechanic's liens to be placed upon the Premises or any building or improvement thereon without the written consent of Lessor during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR       74. Lessee covenants and agrees that he will protect and
ACCIDENTS               save and keep the Lessor forever harmless and
                        indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions thereof.

NON-LIABILITY OF    75. Except as provided by Illinois statute, Lessor shall not
LESSOR be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND      76. Lessee will pay, in addition to the rent above
ELECTRIC CHARGES        specified, all water rents, gas and electric light and
                        power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due. Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter and shall be generally treated as rent for all purposes of this Agreement.

KEEP PREMISES IN    77. Lessor shall not be obliged to incur any expense for
REPAIR repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES  78. Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDONMENT AND     79. If Lessee shall abandon or vacate the Premises, or if
RELETTING               Lessee's right to occupy the Premises be terminated by
                        Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit;
                        and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER        80. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum Three Hundred Fifty Dollars ($350.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted from the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD   81. There shall not be allowed, kept, or used on the
                        Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

NO RENT REDUCTION   82. Lessee's covenant to pay rent is and shall be
OR SET OFF              independent of each and every other covenant of this
                        lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER NOTICE   83. It is further agreed, by the parties hereto, that after
OR SUIT the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS    84. Lessee will pay and discharge all reasonable costs,
                        attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease

RIGHTS CUMULATIVE   85. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy .

FIRE AND CASUALTY   86. In case the Premises shall be rendered untenantable
                        during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION       87. This lease is subordinate to all mortgages which may now or hereafter affect the Premises .

PLURALS;            88. The words "Lessor" and :Lessee" wherever herein
SUCCESSORS              occurring and used shall be construed to mean "Lessors"
                        and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY        89. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

                    90. Rider attached hereto is incorporated herein

                    91. Lessee acknowledges that Lessor has approximately 4.6
                        acres of property, upon which Lessee's building shall be erected, and that Lessee shall, in no way, interfere with Lessor's ability and right to utilize rent, sell, dispose of, assign, or otherwise encumber or affect the property that is not leased to Lessee.

                    92. Lessee herein agrees to reimburse Lessor for any and all special binders, endorsements and other modifications and additions to Lessor's Owners Insurance Policy that are directly attributable to Lessee's business and shall generally be treated as additional rent and additional insurance reimbursement for all purposes of this agreement.

     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ______ pages numbered 1 to ______, including a rider consisting ______ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE: Medichem Research, Inc. an        LESSOR: Roth's Reliable Construction
                                                  Co., Inc., an

Illinois corporation                Illinois corporation as Agent for Standard
                                    Bank & Trust, Under Trust No. 5310

_________________________(SEAL)   ______________________________________(SEAL)

_________________________(SEAL)   ______________________________________(SEAL)




                             ASSIGNMENT BY LESSOR

     On this ________________________, 20___, for value received, Lessor hereby transfers, assigns and sets over to _________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _____________, 20__.



                                  ______________________________________(SEAL)

                                  ______________________________________(SEAL)



                                   GUARANTEE

     On this _____________________, 20___, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                  ______________________________________(SEAL)

                                  ______________________________________(SEAL)

                RIDER TO THAT CERTAIN INDUSTRIAL BUILDING LEASE
                          DATED AS OF OCTOBER 1, 1998
                       BY AND BETWEEN HIGH HOPES, INC.,
                     AS AGENT FOR STANDARD BANK AND TRUST,
                      AS TRUSTEE UNDER TRUST NUMBER 5310,
                             DATED AUGUST 9, 1991,
               AS LESSOR AND MEDICHEM RESEARCH, INC., AS LESSEE
                         FOR SUITE J, 12305 NEW AVENUE

     R-50   Conflicts.  In the event of a conflict between the terms of this
            ---------
Rider and printed lease form to which it is attached, the terms of this Rider shall control.

     R-51   Payment of Rent.
            ---------------

     (a) Lessee shall pay monthly base rent to Lessor in advance on the first day of each month. In the event that any installment of rent shall not be paid within ten (10) days of the due date, Lessee shall pay to Lessor a late payment penalty in the amount of 5% of the installment of rent.

     (b)    The amount of rent to be paid hereunder shall be as follows:

                    Period                      Monthly Rent Due
                    ------                      ----------------

            October 1, 1998 through             $1,458.33
            September 30, 2003

            plus the items as set forth below.

     (c) The October, 1998, rent shall be due and payable on the Commencement Date of this Lease.

     (d) In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the increase in real estate taxes beginning in October, 1998, over the Base Year's real estate taxes for the Premises. Lessee shall also pay its share of all special assessments or governmental impositions and charges of every kind and nature levied or assessed on the Premises or any part thereof. For the purposes of this subparagraph, the Base Year shall be the taxes paid in 1998 on a cash basis and the share of real estate taxes due from Tenant shall be based on the square footage of the Building on the Premises, divided by fifty percent (50%). Lessee shall pay all utility charges to the Premises which include, but are not limited to, charges and assessments for water, gas, fuel, electric, and refuse disposal services, for each calendar year falling within the term, Lessor shall notify Lessee of the time and place payment to the relevant government authorities is required. In addition, Lessee shall pay its pro-rata share of the cost of the common maintenance of the exterior lighting, well, and aerobic filtration plant.

In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the cost and expense for insurance premiums for the

Premises. Lessor shall notify Lessee when payment of its share of the insurance premiums are required.

If the Lessee defaults in the payment of its share of any imposition, charge or insurance premium, as required in this Subparagraph and such default continues for thirty (30) days after written notice, Lessor or its agent may pay such imposition or charge and the amount so paid plus interest at the then current prime rate charged by First National Bank of Chicago, shall be deemed additional rent hereunder payable on demand. Such payment by Lessor shall not constitute a waiver of Lessee's default nor of Lessor's rights hereunder. The provisions of this Subparagraph shall survive the termination of this Lease.

     R-52   Security Deposit. The parties agree that there shall be no security
            ----------------
deposit under this Lease.

     R-53   Premises. A Legal Description of the Premises is attached hereto as
            --------
Exhibit A, incorporated herein. Lessee acknowledges and agrees that it shall only have the right to the use and possession of the building and the immediately adjacent parking lot and sidewalks and shall have no rights to any other portion of the land upon which Premises is located.

     R-54   Lessee's Business. Lessor generally knows and generally has a
            -----------------
layman's understanding of the nature of Lessee's business, namely, to carry out chemical synthesis in a laboratory setting. The synthesis include but are not limited to the use of hazardous and/or flammable chemical compounds. The use and storage of these materials will be in conformance with all federal, state and local laws, regulations and ordinances. Lessor further understands that Lessee will seek to make improvements to the space in the form of chemical wet laboratories. These laboratories will be constructed in accordance with any and all pertinent laws, regulations and codes, whether federal, state, local, municipal or any governmental arm or agency thereunder. Lessor will not seek to limit Lessee in regard to its business operations and expansion as long as said business operations and expansions are in accordance with all federal, state and local laws, regulations and ordinances and does not create a nuisance to other interested parties or tenants.

     R-55   Insurance. Lessee shall reimburse Lessor for the cost to procure and
            ---------
maintain in full force and effect, the following insurance in respect of the Premises, all of which insurance shall be issued in the name of Lessor and Lessee and with loss payable clauses thereof in favor of Lessor or Lessee as their interests may appear. Each party shall provide the other with copies of all policies procured hereunder and paid receipts therefor within ten (10) days after the term begins and after the beginning of each renewal term.

     Lessor shall obtain Insurance against loss by fire and all other casualties by standard fire and extended coverage (especially, but not exclusively covering loss or damage by windstorm, hail, explosion, riot, civil commotion, or damage from aircraft or vehicles and smoke damage) with standard vandalism and malicious mischief riders, and endorsement for one (1) year's rent (including expenses) loss insurance covering losses due to casualty in responsible insurance companies for the full replacement value of the improvements of which the Premises are a part. Lessor shall be compensated for the loss of abated rent by having the proceeds of rent insurance paid to the Lessor. All policies of insurance shall waive subrogation against Lessor and Lessee and shall remain with Lessor and shall be issued in the name of Lessor, with a loss payable clause in favor of Lessor and with a deductible of no more than $10,000.00. Lessor and Lessee waive and release any claims against each other for losses due to fire or other casualty, or other perils insured by standard policies for extended coverage, vandalism, and malicious mischief. Lessor reserves the right to have a standard non-contributory mortgage clause in said policy.

     Lessee shall obtain at its expense:

     (a) Public Liability or Owner, Landlord and Tenant Liability insurance with minimum limits of $1,000,000.00 for injury or death to any one person, $2,000,000.00 for injury to more than one person resulting from the same occurrence and $500,000.00 for damage to property, which policy shall name Lessor as an additional named insured;

     (b) Any insurance covering risks which at the time are reasonably required to be covered by investors or mortgage lenders with respect to the Premises and which are customarily obtained in the Chicago Metropolitan area for buildings such as the subject building.

     Lessee shall be responsible for reimbursing Lessor for the deductible portions of any policy, to be provided hereunder, it being the agreement of the parties that the Lessor be fully covered for all amounts, including any deductible. Copies of the Certificate of Insurance showing Lessor as an additional named insured on the liability policy shall be delivered to Lessor.

     Lessee shall also obtain in its own name insurance on all of Lessee's contents and trade fixtures, machinery, equipment, furniture and furnishings in the Premises to the full extent of their replacement cost under standard fire and extended coverage insurance, including without limitation, vandalism and malicious mischief endorsements.

     Lessor shall maintain the fire and casualty insurance on the Premises and the building in which the Premises is located in such amounts and with such insurance carriers as Lessor deems appropriate. Lessor and Lessee acknowledge that Lessee has received a statement as to Lessor's current insurance coverage. Lessor shall obtain and maintain such insurance required to be maintained by this Lease without waiving any of Lessor's rights under this Lease and Lessor's damages for Lessee's failure or refusal shall not be limited to the amount of the insurance premiums which the Lessee has failed to pay. Sums advanced by Lessor, or its agent, for premiums together with interest thereon at the current prime rate of interest charged by First National Bank of Chicago shall be deemed additional rent payable on demand. If Lessee is not in default upon the termination of this Lease, Lessee shall then be entitled to a refund of the then unearned insurance premiums, if any. All insurance policies shall provide that the insurance companies issuing them shall not cancel them for nonpayment of premiums or otherwise without first giving the Lessee and Lessor at least thirty
(30) days prior written notice of cancellation. In the event Lessee fails to obtain and maintain the insurance required to be obtained by Lessee hereunder, Lessor may, but shall not be required to, obtain and maintain the same and the cost of such insurance plus interest shall be additional rent due hereunder.

     R-56 A.  Right of First Refusal for Purchase.
              -----------------------------------

     (1) Lessee generally acknowledges that Lessor owns a parcel of approximately 4.6 acres upon which the Leased Premises are located, and may elect to sell all, or a portion or portions of the 4.6 acre parcel in the future without limitation or restriction.

     (2) Should Lessor receive and accept an offer from a third party for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof upon which the Leased Premises is located, during the term and duration of this Lease, Lessor shall inform the offering party, in writing and as part of the acceptance, that such acceptance is contingent and subject to a right of first refusal on the part of the Lessee.

     (3) In the event that Section R-7(a)(2) occurs, Lessor shall provide Lessee with a written "Notice of Right of First Refusal" and a copy of the third party offer for the purchase of the entire 4.6 acre parcel, or any such small portion(s) thereof as may be dictated by the third party offer. Lessee shall have five (5) business days from receipt of "Notice of Right of First Refusal" to exercise its right of first refusal. For purposes of this section only, written notice of the offer shall be deemed effective to the Lessee on the date delivered to Lessee at the subject premises by Lessee by Messenger delivery or telefax. A fax transmission confirmation report or written evidence regarding Messenger Delivery shall control regarding the date said "Notice of Right of First Refusal" is received by Lessee.

     (4) Should Lessee elect to exercise its right of first refusal within said five (5) business day period, and in any event, no later than 5:00 p.m. on the fifth business day after receipt of the "Notice of Right of First Refusal", it must deliver such written notice of its exercise of the right of first refusal, including its agreement to be bound to the Lessor on the same terms and conditions as is stated in the offer between the third party and the Lessor. Once said written notice is received by the Lessor, said written notice of Lessee's exercise of the right of first refusal cannot be revoked or cancelled.

     (5) Unless Lessee delivers timely written notice to Lessor of its exercise of its right of first refusal as required in R-7(A)(4), its right of first refusal shall be completely and irrevocably waived and shall cease to have any further effect, whether legal, equitable or otherwise.

     B.   Right of First Refusal to Lease Adjoining Space.
          -----------------------------------------------

     (1) Lessee acknowledges that Lessor is entering into new Leases for the remaining two (2) suites in Building 4.

     (2) In the event of the expiration or termination of any new Lease of the remaining two (2) suites, the Lessor shall offer to Lessee a right of first refusal to lease such remaining space at the then current market rent. Lessor shall provide Lessee with a "Notice of Right of First Refusal" for such space as it becomes available and Lessee shall have five (5) business days to agree with Lessor to rent such space. Failure to agree shall terminate Lessee's right of first refusal for such space offered at that time.

     C.   Lessee's Representation and Warranty Regarding Water Waste Disposal.
          -------------------------------------------------------------------

     (1) Lessee shall only allow water waste from sink and toilet to be drained into existing well/septic system. All other liquid drainage, whether from laboratory sinks, basins, or other items utilized in the Lessee's laboratory process, shall be removed by Lessee, at Lessee's sole expense, via a licensed and certified hazardous/toxic/chemical waste or special waste removal service.

     (2) Lessee acknowledges that technological advances may, during the term of this Lease, allow for complete purification of lab related waste so as to allow the same to be discharged in accordance with any and all applicable federal, state, and local laws, statutes, codes, regulations and ordinances. Therefore, Section R-7(c)(1) may be amended, upon the written mutual consent of Lessor and Lessee, to allow for the utilization of newer waste treatment technologies, which shall be installed at the sole expense of Lessee.

     R-57 Lessee's Alterations.  Lessor's agent shall be provided with the
          --------------------
opportunity to bid on any and all further interior buildout work. Furthermore, any and all tenant buildout work not performed by Lessor's agent shall be subject to Lessor's agent's prior approval with such approval not being unreasonably withheld. Additionally, plans for any construction work within the subject premises including all drawings, sketches, layouts and designs shall be tendered to Lessor's agent before construction begins for agent's approval. Lessee shall not make any "Lessee's Alterations" without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee's Alterations shall be made at Lessee's sole cost and expense. As used herein, the term "Lessee's Alterations" shall mean each and every (a) demolition of the whole or any part of any improvement now or hereafter erected on the Premises;
(b) excavation at any time made or to be made in or about the Premises; (c) repair, addition, betterment, change, improvement and rebuilding made of, to, in, on or about the Premises or any part thereof; and (d) construction of any additional improvements upon the Premises.

     It shall be a condition precedent to Lessor's consent that Lessee furnish in writing to Lessor, a description of the work to be done at least twenty (20) days prior to the commencement of any Lessee's Alterations. It shall be a further condition precedent to Lessor's approval of any Lessee's Alterations that there shall be no written notice of default hereunder.

     Before any Lessee's Alterations are begun, Lessee shall procure at its sole cost and expense, all necessary licenses, permits and inspections from all governmental authorities or agencies having jurisdiction over the Premises, and shall, upon demand, deliver photostatic copies thereof to Lessor. All Lessee's Alterations shall be made in compliance with all laws, rules, regulations, ordinances promulgated by any state, local or other governmental body having jurisdiction over the Premises. Lessee shall pay all costs, expenses and liabilities arising out of or in connection with, or by reason of any Lessee's Alterations and shall keep the Premises free and clear from all liens, claims, encumbrances in any way arising out of, or in connection with or by reason of any Lessee's Alterations. No Lessee's Alterations shall be made that would render title to the Premises or any part thereof valued as of the termination of the Lease unmarketable or which would reduce the value of the Premises. Lessor shall not be required to make any contribution to the cost of any Lessee's Alterations or any part thereof. Lessee covenants that Lessor shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any of Lessee's Alterations and shall indemnify and hold Lessor harmless from and against and shall reimburse Lessor for all costs, expenses and liabilities, including reasonable attorneys' fees. All Lessee's Alterations as well as repairs to the Premises made pursuant to any provision hereof shall be removed by Lessee or at the option of the Lessor become the property of Lessor at the expiration of the Lease and title thereto and possession thereof shall automatically vest in Lessor, without the necessity of Lessee executing any further instrument particularly granting, conveying or releasing the same and without necessity of any payment therefor by Lessor, except if Lessor so elects all improvements by Lessee shall be removed by Lessee at the termination of the Lease, without destruction of or non-repairable damage to the Premises.

     R-58 Default.
          -------

     (a) The occurrence of any one or more of the following events shall constitute a default by Lessee hereunder.

          (i) If Lessee shall be adjudged bankrupt, or a decrees or order approving, and properly filed, a petition or answer asking for reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgement or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof.

          (ii) If Lessee shall file or admit the jurisdiction of a court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, of Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or laws relating to the relief of debtors, readjustments of indebtedness, reorganization, arrangements, composition or extensions.

          (iii) If Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee.

          (iv) If a decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof.

          (v) If Lessee shall vacate or abandon the Premises during the term hereof.

          (vi) If Lessee shall not pay all amounts which constitute monthly rent hereunder (including but not limited to the payment of taxes), when due as herein provided and such non-payment shall continue for a period of 5 days thereafter.

          (vii) If Lessee shall make default in any of the other covenants and agreements herein contained to be kept, observed and performed by Lessee, including but not limited to the certain Environmental Indemnity Agreement, and such default shall continue for a period of 20 days after written notice of such default; provided however, that Lessee shall have additional time as is reasonably required to cure such default.

           (viii) If Lessee shall default under the terms and provisions of any other Lease Agreement which Lessee has with Lessor for other properties owned by Lessor.

     (b) Upon any default of Lessee hereunder, Lessor may, in addition to all other rights and elections provided in the Lease and all other legal or equitable remedies or damages provided by law, at its election, declare the term of the Lease ended and, either with or without process of law, reenter, repossess and forfeiture of the rents to be paid and the covenants to be performed by Lessee during the terms of the Lease. If default shall be made in any covenant or agreement herein contained to be kept, observed and performed by Lessee, other than the payment of all amounts which constitute rent as herein provided, and if Lessee, prior to the expiration of a period of twenty (20) days commences to eliminate the cause of such default and does so cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Lessor to declare the said term ended and enforce all of its rights and remedies hereunder for any other default not so cured.

     (c) The foregoing provisions for the termination of the Lease for any default in any of its covenants, shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon and in the event of termination of the Lease as aforesaid, Lessee agrees to indemnify and save harmless Lessor from any loss, cost or expenses arising from such termination and reentry in pursuance thereof.

     R-59  Maintenance. Lessee shall pay all maintenance costs associated with
           -----------
its own interior improvements to the building.

           Lessor shall be responsible to the extent it deems necessary for exterior landscaping and shall provide reasonable snowplowing services for the benefit of the Lessee. Lessor will be responsible for all maintenance, operation and repair expenses to roof, shall plumbing, exterior walls, windows, foundations, sidewalks, HVAC (excepting for utility charges which are the responsibility of Lessee), provided the same are not due to Lessee's, its agent's, employees, guest, licenses, and invitees, negligence, willful or wanton misconduct acts or omissions.

     R-60  Place of Payment of Rent. All rent payable to Lessor shall be paid by
           ------------------------
Lessee to Lessor at Lessor's address specified herein, or to such other person and/or at such other address as Lessor may direct by notice to Lessee in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts. Except as specifically provided herein, Rent shall be paid without notice or demand.

     R-61   Mechanic's Liens. Lessee shall not create or permit to be created or
            ----------------
to remain and shall discharge any lien, encumbrance or charge levied on account of any imposition or any mechanic's, laborer's or material men's lien or mortgage, deed or trust or otherwise which is not being contested in good faith by Lessee by proper proceedings and which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, or the income therefrom and Lessee will not suffer any other matter or thing whereby the estate, right, interest of Lessor in the Premises or any part thereof might be impaired. If any mechanic's, laborer's or materialmen's lien shall at any time be filed against the Premises or any part thereof, Lessee, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record or otherwise stayed by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to contest by proper proceeding or cause such lien to be discharged within such time period, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to procure the discharge of such lien by deposit or by bonding proceedings and in such event Lessee shall immediately pay the amount of such cost or expense to Lessor as Additional Rent, hereunder, which amount shall be refundable upon completion and satisfaction of the lien proceedings.

     R-62   Surrender. Lessee shall and will, upon the expiration of this Lease,
            ---------
or upon any re-entry by Lessor upon the Premises pursuant to the terms of this
Lease: (i) surrender and deliver up the Premises into the possession and use of Lessor without delay, broom clean and in good order and condition and repair, free and clear of all lettings and occupancy and free and clear of all liens, charges and encumbrances, in the same condition as existed on the date hereof, and, at the request of Lessor, shall remove all Lessee's Alterations, if any.

     R-63   Compliance with Laws.  Lessee, at its sole cost and expense, shall
            --------------------
promptly comply with all present and future statutes, codes, laws, acts, ordinances, administrative and judicial orders, judgments, decrees, injunctions and decisions, rules, resolutions, restrictions, regulations and requirements of all federal, state, county, municipal and local governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, officials and offices thereof have or claiming jurisdiction overall or any part of the property or the use, operation or occupancy thereof.

     R-64   Waiver of Liabilities.  To the full extent permitted by law, Lessee
            ---------------------
hereby releases and waives all claims against Lessor and its agents and employees for in jury or damage for person, property or business sustained in or about the Premises or the property by Lessee, its employees, agents, servants, invitees, licensees or subtenants.

     R-65   Mutual Waiver of Subrogation Rights.  Whenever (a) any loss, cost,
            -----------------------------------
damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of such amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

     R-66   Late Charge. In the event any installment of Rent or Additional Rent
            -----------
is not paid on the due date thereof, Lessee shall pay to Lessor a late charge, which shall be deemed to be Additional Rent hereunder, in an amount equal to five percent (5%) of the amount of Rent or Additional Rent which was not timely paid hereunder. This late charge shall be payable each and every calendar month or part thereof thereafter until such Rent or Additional Rent is paid.

     R-67   Applicable Law and Construction. The laws of the State of Illinois
            -------------------------------
shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The headings of the several articles contained herein are for convenience only and do not explain, define, limit, amplify, aid in the interpretation, construction or meaning of the provisions of this Lease.

     R-68   Binding Effect of Lease.  The covenants, agreements and obligations
            -----------------------
herein contained except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns. Lessor, at any time and from time to time, may make an assignment of its interest in this Lease, and, in the event of such assignment and the assumption by the assignee of the covenants and agreements to be performed by Lessor herein, Lessor and its successors and assigns (other than the assignee of this Lease) shall be released from any and all liability hereunder.

     R-69   Title. The title to the Premises is held in a land trust of which
            -----
High Hopes, Inc. is the beneficiary.

     R-70   Brokerage. The parties hereto represent and warrant to each other
            ---------
that they have not had any dealing with any real estate broker, salesman, agent, finder or consultant in connection with the transaction contemplated hereby and agree to indemnify and hold harmless the other against any claims for commissions, fees, etc.

     R-71   Notice. Except as provided in R-7 above, any notice, request, demand
            ------
or consent required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered personally or when mailed, first class, postage prepaid, certified or registered mail, return receipt requested, as follows:

          If to Lessee:    Medichem Research, Inc.
                           12305 New Avenue
                           Lemont, IL 60546
                           Attention: John L. Flavin/Michael Flavin
                           Fax Number: 630/257-1505

          With a copy to:  _________________________
                           _________________________
                           _________________________


          If to Lessor:    High Hopes, Inc.
                           13420 King Road
                           Lemont, Illinois 60439
                           Attention: Deborah L. Roth, President

          With a copy to:  Robert D. Tuerk, Esq.
                           Pretzel & Stouffer, Chartered
                           One S. Wacker Drive, Ste. 2500
                           Chicago, Illinois 60606
                           Fax Number: 312/346-8242

Any party hereto may change its address by giving notice in accordance with this paragraph stating its new address to each of the other parties hereto. Commencing with the giving of such notice, such newly designated address shall be said party's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

     R-72   Option to Renew. Provided the Lessee is not in default under the
            ---------------
Lease, the Lessee is granted the option of renewing this Lease for an additional five (5) year term from October 1, 2003, provided it gives the Lessor notice in writing of the exercise of the option at least one hundred eighty (180) days prior to the expiration of the Lease. If Lessee exercises such option to renew then the Base Rental during the Renewal Period shall be Ten Dollars and 00/100 ($10.00) a square foot per annum on 12,500 square feet, payable monthly in advance, plus taxes, insurance and all other expenses of Lessee hereunder. The exercise of the option shall be irrevocable. All conditions and covenants of the Lease shall remain in full force and effect during the extended period, except that the monthly rent shall be the then agreed upon increased rent for the Premises.

     R-73   Environmental Indemnification.  The parties have executed an
            -----------------------------
Environmental Indemnity Agreement simultaneously with the Lease, which Agreement is incorporated herein by reference.

     IN W1TNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSOR:                                       LESSEE:

HIGH HOPES, INC., an Illinois corporation,    MEDICHEM RESEARCH, INC.
as beneficiary and agent of Standard Bank and Trust, as Trustee under Trust Number
5310, dated August 9, 1991

By: _______________________________________   By: _____________________________
      Deborah L. Roth, not individually but
      as President

                               PERSONAL GUARANTY

     For value received Michael Flavin, individually, hereby guarantees payment of rent and prompt and satisfactory performance of all obligations under the terms of the Industrial Building Lease Agreement set forth above subject to the following:

     (1) During the years one through three of the Lease, Guarantor will be responsible for 75% of the obligations under the Guaranty; and

     (2) If Lessee is not in default under the Lease at the commencement of the fourth year of the term of the Lease, Guarantor will be responsible for 50% of the obligations under the Guaranty during years four through seven of the term of this Lease.

If Medichem Research, Inc. (Lessee) defaults in the payment of any installment of the monthly base rent, or in the payment of any other obligation, or in the performance of other obligations or covenant under the terms of the Lease, Michael Flavin, individually, guarantees and shall pay the amount of such installment and additional payment as above provided within ten (10) days after receipt of written notice of default and demand for payment to Lessor.

     If Medichem Research, Inc. defaults in the performance of any additional obligations under the Lease, Michael Flavin, individually shall pay to Lessor on demand, all damages, costs, and expenses that Lessor is entitled to recover from Medichem, as above provided, by reason of such default.

     This guarantee shall continue in force until all obligations of Medichem Research, Inc. under the Lease have been satisfied or until Michael Flavin's liability to Lessor under the lease has been completely discharged, whichever first occurs.

     Michael Flavin, as guarantor, shall not be discharged from liability hereunder as long as any claim by Lessor against Medichem Research, Inc. remains outstanding.

     This guarantee. shall be binding on the legal representatives, successors., and assigns of the guarantor. Notice of acceptance of this guarantee is expressly waived.

     IN WITNESS WHEREOF, Michael Flavin, as guarantor, has executed this guarantee at ________ on the __ day of October, 1996.



                                                  ______________________________
                                                  Michael Flavin

                       ENVIRONMENTAL INDEMNITY AGREEMENT

     THIS ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement") is dated this ___ day of October, 1998, by and among MEDICHEM RESEARCH, INC., an Illinois corporation (the "Company"), on the one hand and HIGH HOPES, INC. ("High Hopes") an Illinois corporation, and STANDARD BANK & TRUST, as Trustee under Trust No. 5310

("Standard") (High Hopes and Standard are hereinafter collectively referred to as the "Indemnities"), under the following circumstances:

                                R E C I T A L S:
                                ---------------

     A. Standard holds legal title to the real property and improvements located in Lemont, Illinois, commonly known as 12301 New Avenue and 12305 New Avenue and legally described on Exhibit A, attached hereto (the "Property");

     B. High Hopes is the owner of 100% of the beneficial interest in the land trust which hold the Property and holds the power of direction with respect to such land trust;

     C. The Company desires to enter into a new five (5) year Lease for Suite J of 12305 New Avenue, Lemont, Illinois, upon such terms and conditions as Standard, High Hopes and the Company may agree. Each such Agreement shall be referred to as "the Lease" in this Agreement; and

     D. High Hopes and Standard are willing to lease each Property to the Company upon the terms set forth in the Lease, but as a condition to entering into such Lease, require certain assurances and protections as set forth herein.

          NOW, THEREFORE, in order to induce the Indemnities to enter into the Lease, and in consideration of the matters described in the foregoing Recitals, for the sum of $10.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Recitals.      The Recitals are incorporated herein by this reference.
          --------
     2.   Definitions.   For purposes of this Agreement:
          -----------

          a) "Hazardous Materials" means and includes those substances, including without limitation, asbestos or any substance containing asbestos and deemed hazardous under any Hazardous Material Law (defined below), the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste materials or substances, under any Hazardous Material Law.

          b) "Hazardous Material Laws" collectively means and includes any present and future local, state and federal law relating to the environment and environmental conditions, including without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. (S) 6901 et seq., the
                                                                   -- ---
Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. (S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. (S) 6901, et seq., the Federal Water Pollution Control Act, 33
                         -- ---
U.S.C (S) 1251 et seq., the Clean Air Act, 42 U.S.C. (S) 741 et seq., the Clean
               -- ---                                        -- ---
Water Act, 33 U.S.C. (S) 7401, et seq., the Toxic Substances Control Act, 15
                               -- ---
U.S.C. (S)2601-2629, the Safe Drinking Water

Act, 42 U.S.C. (S) 300f-300j et seq., and all the regulations, orders and
                             -- ---
decrees now or hereafter promulgated thereunder.

     3.   Indemnification; Reimbursement; Environment Studies.
          ---------------------------------------------------

          a) The Company hereby agrees and shall indemnify, defend, and hold the Indemnities harmless from and against (i) any loss, liability, damage, expense or claim arising under any Hazardous Material Law; and (ii) any other loss, liability, damage, expense or claim which may be incurred by or asserted against the Indemnities directly or indirectly resulting from the presence of Hazardous Materials on the Property, in each case arising out of activities carried on by the Company, its agents, employees, invitees, affiliates on the Property from and after the date of the initial Lease between the parties ("Indemnity or Indemnities").

          b) Any losses, liabilities, damages, injuries, costs, expenses (including reasonable attorneys' fees and expenses) and claims for which the Indemnities are to be indemnified hereunder shall be reimbursable to the Indemnities as incurred.

          c) Within twenty (20) days following completion of any actions imposed upon the Company under any Hazardous Material Law, the Company shall obtain and deliver to the Indemnities an environmental report in form and substance acceptable to the Indemnities from an environmental professional acceptable to Indemnities, stating that all required action has been taken, and that upon completion of such action, the Property is, to the knowledge of such professional, then in compliance with the applicable Hazardous Material Laws.

          d) This indemnity is only valid as to those acts, omissions and other conduct or failure to act that occurred while Company was in possession of the property pursuant to the Renewal Lease.

     4.   Duration of Indemnity.   The liability of the Company under this
          ---------------------
agreement shall be limited to those Indemnities occurring during the term of the prior Lease and the term of this Lease and shall not be construed to impose liability on the Company for damages occurring after the date of termination of this Lease or to impose liability on the Company for activities carried on, or conditions which had occurred prior to commencement of the Lease dated June 9, 1994, or the Lease dated February, 1995, and the Environmental Indemnity executed therewith. Such claims made shall be valid against the Company if such damage resulted from the Company's tenancy of the property.

     5.   Notice from the Company. The Company shall promptly after obtaining
          -----------------------
knowledge thereof advise the Indemnities in writing of (i) any governmental or regulatory actions instituted or threatened in writing under any Hazardous Material Law affecting the Property or any Indemnity hereunder including, without limitation, any notice of inspection, abatement or noncompliance, (ii) all claims made or threatened in writing by any third party against the Company or the Property relating to any Hazardous Material or, a violation of a Hazardous Material Law, and (iii) the Company's discovery of any occurrence or condition on the Property or any real property adjoining or in the vicinity of the Property which could subject the Company or the Property to a claim under any Hazardous Material Law, or to any restrictions on ownership, occupancy, transferability or use of the Property under any Hazardous Material

Law. The Company shall deliver to the Indemnities any documentation or records as the Indemnities may reasonably request and which are susceptible of being obtained by the Company without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.

     6.   Claims.
          ------

          a) In the event the Indemnities desire to make a claim against the Company under this Agreement, the Indemnities shall give prompt notice to the Company of the institution of any actions, suits or proceedings and demands at any time instituted against, made or threatened upon the indemnities or Company, or any state of facts known to Indemnities in connection with which the Indemnities would claim Indemnification under this Agreement. However, the failure of any Indemnities to give notice as provided herein shall not relieve the Company of its obligations under this Agreement, except to the extent that the Company's position has been materially adversely affected by such failure.

          b) The Company shall have the right, but not the obligation, to assume the defense of any action suit or proceeding for which there is a claim for indemnification hereunder, provided that the Company affirmatively assumes, in writing, the obligation to pay the loss, cost, damage and expenses arising from the claim of which defense is assumed.

          c) If the Company does not assume the defense of any such action, suit or proceeding before the earlier to occur of (i) the thirtieth (30th) day after receipt of notice, or (ii) five (5) days or shorter period of time, if necessary, before the date an answer or similar response to an initiation of judicial proceedings is due, or (iii) five (5) days or any shorter period of time, if necessary, before the date upon which remedial or clean-up action must be taken pursuant to court order or provision of any applicable law or regulation, the Indemnities shall, upon further notice to the Company, have the right to undertake, at the expense of the Company, the defense, compromise, or settlement of such claim on behalf of or for their own account and/or risk of the Company subject to the right of the Company to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

          d) The exercise of the right of the Company to assume the defense pursuant to section 6(c) above of such claim, once the Indemnities have undertaken the defense, compromise or settlement of such claim in accordance herewith, shall not prejudice the Indemnities.

          e) Anything in this Section 6 to the contrary notwithstanding, (i) if there is a reasonable probability that such an action, suit or proceeding may materially and adversely affect Indemnities, Indemnifies shall have the right to defend, at their own cost and expense, and to compromise or settle such action, suit or proceeding; provided however, that the Company shall have given written consent for such compromise or settlement, and (ii) the Company shall not, without the written consent of the Indemnities, which consent may not be unreasonably withheld, settle or compromise any such action, suit or proceeding or consent to the entry of any judgment.

          f) The Company shall remain fully liable for its obligations of indemnity despite any action by the Indemnities under the proceeding sentence with respect to liquidated claims, if within thirty (30) days the Company has not contested said claim in writing, the Company will pay the full amount thereof in cash within ten (10) days after the expiration of such period.

          g) Each party shall be responsible for its own expenses in any arbitration or litigation between the parties hereto and any expenses not attributable to either party, such as the cost of a third-party arbitrator (in the event that the parties agree to arbitration), shall be shared equally by the parties. Notwithstanding the foregoing, in the event that the Indemnities shall incur any expenses or costs as a result of the Company's failure to fulfill or perform its obligations under this Agreement, then the Company shall be responsible for all such costs and expenses, including attorney's fees, so incurred by Indemnities, and shall indemnify and hold harmless Indemnities from and against all such costs and expenses.

     7. Indemnities represent and warrant to the Company that they have not caused any adverse environmental effects or conditions to the subject property from the time they acquired legal/equitable title to the property to the date of the execution of the Renewal Lease. Furthermore, Indemnities will indemnify Company to the extent that it is shown by virtue of a court decision that the Indemnities caused environmental hazards to occur to the subject property while they were the legal and equitable owner.

     8.   Obligations Absolute; Waivers.
          -----------------------------

     a) The obligations of the Company hereunder shall remain in full force without regard to, and shall not be impaired by the following, any of which may be taken in such manner, upon such terms and at such times as the Indemnities, in their sole discretion, deem advisable without the consent of, or notice to, the Company, nor shall any of the following give the Company any recourse or right of action against the Indemnities: (i) any express or implied amendment, modification, renewal, addition, supplement, extension or acceleration of or to the lease; (ii) any exercise or non-exercise by the Indemnities of any right or privilege under the Lease dated June 9, 1994 and the Renewal Lease; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any affiliate of the Company or any proceeding, whether or not the Company shall have had notice or knowledge of any of the foregoing; or (iv) any assignment or other transfer of the Renewal Lease, in whole or in part. It is understood that any of the foregoing do not diminish any rights the Company may have under the Renewal Lease.

     9.   No Waiver.  The Company's obligations hereunder shall, in no way be
          ---------
impaired, reduced or released by reason of the Indemnities' omission or delay to exercise any right described herein or in connection with any notice (except for notices required of the Indemnities pursuant to this Agreement), demand, warning or claim regarding violations of any Hazardous Material Laws governing the Property.

     10.  Successors and Assigns. Subject to the provisions of paragraph 4, this
          ----------------------
Agreement and the Indemnities contained in this Agreement shall be continuing, irrevocable and binding on the Company and its successors and assigns, and this Agreement shall be binding upon and shall inure to the benefit of the Indemnities, and their respective successors and assigns. The dissolution of the Company shall not affect this Agreement or the Company's obligations hereunder.

     11.  Notices.  Any notices which any party may be required, or may desire,
          -------
to shall, unless otherwise specified, be in writing and shall be (i) hand delivered, effective upon receipt, (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, postage prepaid, return receipt requested and addressed as follows:

          In the case of the High Hopes and/or Standard, to:

               Debbie Roth, President
               High Hopes, Inc.
               13420 King Road
               Lemont, Illinois 60439

          with copies to:

               Robert D. Tuerk, Esq.
               Pretzel & Stouffer, Chtd.
               One S. Wacker Drive, Suite 2500
               Chicago, Illinois 60606

          In the case of the Company, to,

               John Flavin
               Medichem Research, Inc.
               12305 New Avenue
               Lemont, Illinois 60546

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party in accordance with this paragraph.

     12.  Entire Agreement.  This Agreement constitutes the entire Agreement
          ----------------
between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

     13.  Amendment and Waiver.  This Agreement may not be amended except by a
          --------------------
writing signed by all parties. Observance of any term of this Agreement may be waived only with the written consent of the Indemnities.

     14.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED AS TO
          -------------
INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE LAW, STATUTES AND DECISIONS OF THE STATE OF ILLINOIS.

     15.     Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

     15(a).  Indemnities' Cooperation.  To the extent necessary, should any
             ------------------------
claim arise by anyone other than Indemnities, Indemnities will offer their full cooperation with any defense asserted by the Company.

     16.     Severability.  All provisions contained in this Agreement are
             ------------
severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

     17.     Headings.  The descriptive headings of the paragraphs of this
             --------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     18.     Execution by Land Trust.  The parties shall endeavor to obtain the
             -----------------------
signature of Standard Bank and Trust as Trustee under Trust Agreement No. 5310 as soon as reasonably practicable. Pending execution of this Agreement by such Land Trust, the parties acknowledge and agree that execution of this Agreement by the Company and by High Hopes, the beneficiary of such Land Trust and holder of the power of direction therefor, shall be sufficient to constitute this Agreement as an enforceable contract against the Company and High Hopes as beneficiary of such Land Trust.

             IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                   MEDICHEM RESEARCH, INC.
                                   an Illinois corporation ("Company")


                                   By:______________________________________

                                   Title:___________________________________



                                   STANDARD BANK AND TRUST, not
                                   individually but as Trustee u/t/a
                                   number 5310 ("Standard")


                                   By:______________________________________

                                   Title:___________________________________

                                   HIGH HOPES, INC.,
                                   an Illinois corporation ("High Hopes")


                                   By:______________________________________

                                   Title:___________________________________

This document prepared by:
-------------------------
Robert D. Tuerk, Esq.
Pretzel & Stouffer, Chtd.
One S. Wacker Drive, Suite 2500
Chicago, Illinois 60606

                           INDUSTRIAL BUILDING LEASE

---------------------------------------------------------------------------------------------------------------------
  DATE OF LEASE                               TERM OF LEASE                           MONTHLY RENT
---------------------------------------------------------------------------------------------------------------------
                                        BEGINNING               ENDING
                                       -----------------------------------
May         , 1999                     July 6, 1999          June 30, 2000          See paragraph R2 of Rider
---------------------------------------------------------------------------------------------------------------------
Location of Premises:
Suites F
12305 New Avenue, Lemont, Illinois
---------------------------------------------------------------------------------------------------------------------
Purpose:
Performing Early Stage Pharmaceutical R&D
---------------------------------------------------------------------------------------------------------------------

LESSEE                                                            LESSOR
NAME                Medichem Research, Inc. an Illinois         NAME AND        High Hopes, Inc., an Illinois
                    corporation                                 BUSINESS        corporation as agent for First
                                                                                National Bank of Joliet, Trust No.
                                                                                5175
ADDRESS             12305 New Avenue                            ADDRESS         13420 South King Road
                    Lemont, Illinois 60439                                      Lemont, Illinois 60439

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.


RENT                 93. Lessee shall pay Lessor or Lessor's agent as rent for
                         the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND        94. Lessee has examined and knows the condition of the
UPKEEP OF                Premises and has received the same in good order and
 PREMISES                repair, and acknowledges that no representations as to
                         the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO        95. Lessee will not allow the Premises to be used for any
MISUSE; SUBLET;          purpose other than that hereinbefore specified, and
ASSIGNMENT               will not load floors with machinery or goods beyond the
                         floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, which shall not be unreasonably withheld or delayed, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S LIEN      96.  Lessee will not permit any mechanic's liens to be
                          placed upon the Premises or any building or improvement thereon without the written consent of Lessor during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty
                          (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR        97.  Lessee covenants and agrees that he will protect and
ACCIDENTS                 save and keep the Lessor forever harmless and
                          indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions thereof.

NON-LIABILITY OF     98.  Except as provided by Illinois statute, Lessor shall
LESSOR                    not be liable for any damage occasioned by failure to
                          keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND       99.  Lessee will pay, in addition to the rent above speci-
ELECTRIC CHARGES          fied, all water rents, gas and electric light and
                          power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due. Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter and shall be generally treated as rent for all purposes of this Agreement.

KEEP PREMISES IN     100. Lessor shall not be obliged to incur any expense for
 REPAIR repairing any improvements upon said demised pre-mises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES   101.  Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDONMENT AND      102.  If Lessee shall abandon or vacate the Premises, or
RELETTING                  if Lessee's right to  occupy the Premises be termin-
                           ated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER         103.  Lessee will, at the termination of this lease by
                           lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum Three Hundred Fifty
                           Dollars ($350.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted from the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD    104.  There shall not be allowed, kept, or used on the
                           Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

NO RENT REDUCTION    105.  Lessee's covenant to pay rent is and shall be
OR SET OFF                 independent of each and every other covenant of this
                           lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER NOTICE    106.  It is further agreed, by the parties hereto, that
OR SUIT                    after the service of notice, or the commencement of a
                           suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS     107.  Lessee will pay and discharge all reasonable costs,
                           attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease

RIGHTS CUMULATIVE    108.  The rights and remedies of Lessor under this lease
                           are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND CASUALTY    109.  In case the Premises shall be rendered untenantable
                           during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION        110.  This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

PLURALS;             111.  The words "Lessor" and "Lessee" wherever herein
SUCCESSORS                 occurring and used shall be construed to mean
                           "Lessors' and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY         112.  Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

                     113.  Rider attached hereto is incorporated herein

                     114. Lessee acknowledges that Lessor has approximately 4.6 acres of property, upon which Lessee's building shall be erected, and that Lessee shall, in no way, interfere with Lessor's ability and right to utilize rent, sell, dispose of, assign, or otherwise encumber or affect the property that is not leased to Lessee.

                     115. Lessee herein agrees to reimburse Lessor for any and all special binders, endorsements and other modifications and additions to Lessor's Owners Insurance Policy that are directly attributable to Lessee's business and shall generally be treated as additional rent and additional insurance reimbursement for all purposes of this Agreement.

     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ______ pages numbered 1 to ______, including a rider consisting ______ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:  Medichem Research, Inc. an         LESSOR:  High Hopes, Inc., an
Illinois corporation                                 Illinois corporation as
                                                     agent for First National
                                                     Bank of Joliet, Trust No.
                                                     5175
_______________________________(SEAL)       ______________________________(SEAL)

_______________________________(SEAL)       ______________________________(SEAL)



                             ASSIGNMENT BY LESSOR

       On this ________________________, 20___, for value received, Lessor hereby transfers, assigns and sets over to _________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _____________, 20__.


                                                 _________________________(SEAL)

                                                 _________________________(SEAL)


                                   GUARANTEE

     On this _____________________, 20___, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                                 _________________________(SEAL)

                                                 _________________________(SEAL)

                RIDER TO THAT CERTAIN INDUSTRIAL BUILDING LEASE
                          DATED AS OF FEBRUARY 1, 1999
                        BY AND BETWEEN HIGH HOPES, INC.,
                  AS AGENT FOR FIRST NATIONAL BANK OF JOLIET,
                      AS TRUSTEE UNDER TRUST NUMBER 5175,
                AS LESSOR AND MEDICHEM RESEARCH, INC., AS LESSEE
                         FOR SUITE F, 12301 NEW AVENUE

     R-74  Conflicts. In the event of a conflict between the terms of this
           ---------
Rider and printed lease form to which it is attached, the terms of this Rider shall control.

     R-75  Payment of Rent.
           ---------------

     (a) Lessee shall pay monthly base rent to Lessor in advance on the first day of each month. In the event that any installment of rent shall not be paid within ten (10) days of the due date, Lessee shall pay to Lessor a late payment penalty in the amount of 5% of the installment of rent.

     (b)   The amount of rent to be paid hereunder shall be as follows:

               Period              Monthly Rent Due
               ------              ----------------

               Monthly             $3,125.00

           plus the items as set forth below.

     (c) The first month's rent, prorated, shall be due and payable on the Commencement Date of this Lease.

     (d) In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the increase in real estate taxes beginning on July 6, 1999, over the Base Year's real estate taxes for the Premises. Lessee shall also pay its share of all special assessments or governmental impositions and charges of every kind and nature levied or assessed on the Premises or any part thereof. For the purposes of this subparagraph, the Base Year shall be the taxes paid in 1998 on a cash basis and the share of real estate taxes due from Tenant shall be based on the square footage of the Building on the Premises, divided by fifty percent (50%). Lessee shall pay all utility charges to the Premises which include, but are not limited to, charges and assessments for water, gas, fuel, electric, and refuse disposal services, for each calendar year falling within the term, Lessor shall notify Lessee of the time and place payment to the relevant government authorities is required. In addition, Lessee shall pay its pro-rata share of the cost of the common maintenance of the exterior lighting, well, and aerobic filtration plant.

           In addition to the monthly rent due under this Lease, Lessee agrees to pay promptly when due as additional rent hereunder, its share of the cost and expense for insurance premiums for the Premises. Lessor shall notify Lessee when payment of its share of the. insurance premiums are required.

           If the Lessee defaults in the payment of its share of any imposition, charge or insurance premium, as required in this Subparagraph and such default continues for thirty (30) days after written notice, Lessor or its agent may pay such imposition or charge and the amount so paid plus interest at the then current prime rate charged by First National Bank of Chicago, shall be deemed additional rent hereunder payable on demand. Such payment by Lessor shall not constitute a waiver of Lessee's default nor of Lessor's rights hereunder. The provisions of this Subparagraph shall survive the termination of this Lease.

     R-76  Security Deposit.  The parties agree that there shall be no security
           ----------------
deposit under this Lease.

     R-77  Premises.  A Legal Description of the Premises is attached hereto as
           --------
Exhibit A, incorporated herein. Lessee acknowledges and agrees that it shall only have the right to the use and possession of the building and the immediately adjacent parking lot and sidewalks and shall have no rights to any other portion of the land upon which Premises is located.

     R-78  Lessee's Business. Lessor generally knows and generally has a
           -----------------
layman's understanding of the nature of Lessee's business, namely, to carry out chemical synthesis in a laboratory setting. The synthesis include but are not limited to the use of hazardous and/or flammable chemical compounds. The use and storage of these materials will be in conformance with all federal, state and local laws, regulations and ordinances. Lessor further understands that Lessee will seek to make improvements to the space in the form of chemical wet laboratories. These laboratories will be constructed in accordance with any and all pertinent laws, regulations and codes, whether federal, state, local, municipal or any governmental arm or agency thereunder, Lessor will not seek to limit Lessee in regard to is business operations and expansion as long as said business operations and expansions are in accordance with all federal state and local laws, regulations and ordinances and does not create a nuisance to other interested parties or tenants.

     R-79  Insurance.  Lessee shall reimburse Lessor for the cost to procure and
           ---------
maintain in full force and effect, the following insurance in respect of the Premises, all of which insurance shall be issued in the name of Lessor and Lessee and with loss payable clauses thereof in favor of Lessor or Lessee as their interests may appear. Each party shall provide the other with copies of all policies procured hereunder and paid receipts therefor within ten (10) days after the term begins and after the beginning of each renewal term.

     Lessor shall obtain Insurance against loss by fire and all other casualties by standard fire and extended coverage (especially, but not exclusively covering loss or damage by windstorm, hail, explosion, riot, civil commotion, or damage from aircraft or vehicles and smoke damage) with standard vandalism and malicious mischief riders, and endorsement for one (1) year's rent (including expenses) loss insurance covering losses due to casualty in responsible insurance companies for the full replacement value of the improvements of which the Premises are a part. Lessor shall be compensated for the loss of abated rent by having the proceeds of rent insurance paid to the Lessor. All policies of insurance shall waive subrogation against Lessor and Lessee and shall remain with Lessor and shall be issued in the name of Lessor, With a loss payable clause in favor of Lessor and with a deductible of no more than $10,000.00. Lessor and Lessee waive and release any claims against each other for losses due to fire or other casualty, or other perils insured by standard policies for extended coverage, vandalism and malicious mischief. Lessor reserves the right to have a standard non-contributory mortgage clause in said policy.

     Lessee shall obtain at its expense:

     (a) Public Liability or Owner, Landlord and Tenant Liability insurance with minimum limits of $1,000,000.00 for injury or death to any one person, $2,000,000.00 for injury to more than one person resulting from the same occurrence and $500,000.00 for damage to property, which policy shall name Lessor as an additional named insured;

     (b) Any insurance covering risks which at the time are reasonably required to be covered by investors or mortgage lenders with respect to the Premises and which are customarily obtained in the Chicago Metropolitan area for buildings such as the subject building.

     Lessee shall be responsible for reimbursing Lessor for the deductible portions of any policy, to be provided hereunder, it being the agreement of the parties that the Lessor be fully covered for all amounts, including any deductible. Copies of the Certificate of the Insurance showing Lessor as an additional named insured on the liability policy shall be delivered to Lessor.

     Lessee shall also obtain in its own name insurance on all of Lessee's contents and trade fixtures, machinery, equipment, furniture and furnishings in the Premises to the full extent of their replacement cost under standard fire and extended coverage insurance, including, without limitation, vandalism and malicious mischief endorsements.

     Lessor shall maintain the fire and casualty insurance on the Premise and the building in which the Premises is located in such amounts and with such insurance carriers as Lessor deems appropriate. Lessor and Lessee acknowledge that Lessee has received a statement as to Lessor's current insurance coverage. Lessor shall obtain and maintain such insurance required to be maintained by this Lease without waiving any of Lessor's rights under this Lease and Lessor's damages for Lessee's failure or refusal shall not be limited to the amount of the insurance premiums which the Lessee has failed to pay. Sums advanced by Lessor, or its agent, for premiums together with interest thereon at the current prime rate of interest charged by First National Bank of Chicago shall be deemed additional rent payable on demand. If Lessee is not in default upon the termination of this Lease, Lessee shall then be entitled to a refund of the then unearned insurance premiums, if any. All insurance policies shall provide that the insurance companies issuing them shall not cancel them for nonpayment of premiums or otherwise without first giving the Lessee and Lessor at least thirty
(30) days prior written notice of cancellation. In the event Lessee fails to obtain and maintain the insurance required to be obtained by Lessee hereunder, Lessor may, but shall not be required to, obtain and maintain the same and the cost of such insurance plus interest shall be additional rent due hereunder.

     R-80  A.  Right of First Refusal to Lease Adjoining Space.
               -----------------------------------------------

     (1) Lessee acknowledges that Lessor has entered into a Lease for Suite D in Building 3.

     (2) In the event of the expiration or termination of any such existing Lease for a remaining suite, the Lessor shall offer to Lessee a right of first refusal to lease such remaining space at the then current market rent. Lessor shall provide Lessee with a "Notice of Right of First Refusal" for such space as it becomes available and Lessee shall have five (5) business days to agree with Lessor to rent such space. Failure to agree shall terminate Lessee's right of first refusal for such space offered at that time.

     B.   Lessee's Representation and Warranty Regarding Water Waste Disposal.
          -------------------------------------------------------------------

     (1) Lessee shall only allow water waste from sink and toilet to be drained into existing well/septic system. All other liquid drainage, whether from laboratory sinks, basins, or other items utilized in the Lessee's laboratory process, shall be removed by Lessee, at Lessee's sole expense, via a licensed and certified hazardous/toxic/chemical waste or special waste removal service.

     (2) Lessee acknowledges that technological advances may, during the term of this Lease, allow for complete purification of lab related waste so as to allow the same to be discharged in accordance with any and all applicable federal, state, and local laws, statutes, codes, regulations and ordinances. Therefore, Section R-7(B)(1) may be amended, upon the written mutual consent of Lessor and Lessee, to allow for the utilization of newer waste treatment technologies, which shall be installed at the sole expense of Lessee.

     R-81 Lessee's Alterations.  Lessor's agent shall be provided with the
          --------------------
opportunity to bid on any and all further interior buildout work. Furthermore, any and all tenant buildout work not performed by Lessor's agent shall be subject to Lessor's agent's prior approval with such approval not being unreasonably withheld. Additionally, plans for any construction work within the subject Premises including all drawings, sketches, layouts and designs shall be tendered to Lessor's agent before construction begins for agent's approval. Lessee shall not make any "Lessee's Alterations" without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee's Alterations shall be made at Lessee's sole cost and expense. As used herein, the term "Lessee's Alterations" shall mean each and every (a) demolition of the whole or any part of any improvement now or hereafter erected on the Premises;
(b) excavation at any time made or to be made in or about the Premises (c) repair, addition, betterment, change, improvement and rebuilding made of, to, in, on or about the Premises or any part thereof; and (d) construction of any additional improvements upon the Premises.

     It shall be a condition precedent to Lessor's consent that Lessee furnish in writing to Lessor, a description of the work to be done at least twenty (20) days prior to the commencement of any Lessee's Alterations. It shall be a further condition precedent to Lessor's approval of any Lessee's Alterations that there shall be no written notice of default hereunder.

     Before any Lessee's Alterations are begun, Lessee shall procure at its sole cost and expense, all necessary licenses, permits and inspections from all governmental authorities or agencies having jurisdiction over the Premises, and shall, upon demand, deliver photostatic copies thereof to Lessor. All Lessee's Alterations shall be made in compliance with all laws, rules, regulations, ordinances promulgated by any state, local or other governmental body having jurisdiction over the Premises. Lessee shall pay all costs, expenses and liabilities arising out of or in connection with, or by reason of any Lessee's Alterations and shall keep the Premises free and clear from all liens, claims, encumbrances in any way arising out of, or in connection with or by reason of any Lessee's Alterations. No Lessee's Alterations shall be made that would render title to the Premises or any part thereof valued as of the termination of the Lease unmarketable or which would reduce the value of the Premises. Lessor shall not be required to make any contribution to the cost of any Lessee's Alterations or any part thereof. Lessee covenants that Lessor shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any of Lessee's Alterations and shall indemnify and hold Lessor harmless from and against and shall reimburse Lessor for all costs, expenses and liabilities, including reasonable attorneys' fees. All Lessee's Alterations as well as repairs to the Premises made pursuant to any provision hereof shall be removed by Lessee or at the option of the Lessor become the property of Lessor at the expiration of the Lease and title thereto and possession thereof shall automatically vest in Lessor without the necessity of Lessee executing further instrument particularly granting, conveying or releasing the same and without necessity of any payment therefor by Lessor, except if Lessor so elects all improvements by Lessee shall be removed by Lessee at the termination of the Lease, without destruction of or non-repairable damage to the Premises.

     R-82 Default.
          -------
     (a) The occurrence of any one or more of the following events shall constitute a default by Lessee hereunder.

                    If Lessee shall be adjudged bankrupt, or a decrees or order approving, and properly filed, a petition or answer asking for reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgement or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof.

                    If Lessee shall file or admit the jurisdiction of a court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, of Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or laws relating to the relief of debtors, readjustments of indebtedness, reorganization, arrangements, composition or extensions.

                    If Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee.

                    If a decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof.

                    If Lessee shall vacate or abandon the Premises during the term hereof.

                    If Lessee shall not pay all amounts which constitute monthly rent hereunder (including but not limited to the payment of taxes), when due as herein provided and such nonpayment shall continue for a period of 5 days thereafter.

                    If Lessee shall make default in any of the other covenants and agreements herein contained to be kept, observed and performed by Lessee, including but not limited to the certain Environmental Indemnity Agreement, and such default shall continue for a period of 20 days after written notice of such default; provided however, that Lessee shall have such additional time as is reasonably required to cure such default.

                    If Lessee shall default under the terms and provisions of any other Lease Agreement which Lessee has with Lessor for other properties owned by Lessor.

     (b) Upon any default of Lessee hereunder, Lessor may, in addition to all other rights and elections provided in the Lease and all other legal or equitable remedies or damages provided by law, at its election, declare the term of the Lease ended and, either with or without process of law, re-enter, repossess and forfeiture of the rents to be paid and the covenants to be performed by Lessee during the terms of the Lease. If default shall be made in any covenant or agreement herein contained to be kept, observed and performed by Lessee, other than the payment of all amounts which constitute rent as herein provided, and if Lessee, prior to the expiration of a period of twenty (20) days commences to eliminate the cause of such default and does so cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Lessor to declare the said term ended and enforce all of its rights and remedies hereunder for any other default not so cured.

     (c) The foregoing provisions for the termination of the Lease for any default in any of its covenants, shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon, and in the event of termination of the Lease as aforesaid, Lessee agrees to indemnify and save harmless Lessor from any loss, cost or expenses arising from such termination and reentry in pursuance thereof.

     R-83 Maintenance. Lessee shall pay all maintenance costs associated with
          -----------
its own interior improvements to the building.

     Lessor shall be responsible to the extent it deems necessary for exterior landscaping and shall provide reasonable snowplowing services for the benefit of the Lessee. Lessor will be responsible for all maintenance, operation and repair expenses to roof, shell plumbing, exterior walls, windows, foundations, sidewalks, HVAC (excepting for utility charges which are the responsibility of Lessee), provided the same are not due to Lessee's, its agents, employees, guest, licenses, and invitees, negligence, willful or wanton misconduct acts or omissions.

     R-84 Place of Payment of Rent.  All rent payable to Lessor shall be paid by
          ------------------------
Lessee to Lessor at Lessor's address specified herein, or to such other person and/or at such other address as Lessor may direct by notice to Lessee in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts. Except as specifically provided herein, Rent shall be paid without notice or demand.

     R-85 Mechanic's Liens. Lessee shall not create or permit to be created or
          ----------------
to remain and shall discharge any lien, encumbrance or charge levied on account of any imposition or any mechanic's, laborer's or material men's lien or mortgage, deed or trust or otherwise which is not being contested in good faith by Lessee by proper proceedings and which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, or the income therefrom and Lessee will not suffer any other matter or thing whereby the estate, right, interest of Lessor in the Premises or any part thereof might be impaired. If any mechanic's, laborer's or materialmen's lien shall at any time be filed against the Premises or any part thereof, Lessee, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record or otherwise stayed by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to contest by proper proceeding or cause such lien to be discharged within such time period, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to procure the discharge of such her, by deposit or by bonding proceedings and in such event Lessee shall immediately pay the amount of such cost or expense to Lessor as Additional Rent, hereunder, which amount shall be refundable upon completion and satisfaction of the lien proceedings.

     R-86  Surrender. Lessee shall and will, upon the expiration of this Lease,
           ---------
or upon any reentry by Lessor upon the Premises pursuant to the terms of this
Lease: (i) surrender and deliver up the Premises into the possession and use of Lessor without delay, broom clean and in good order and condition and repair, free and clear of all lettings and occupancy and free and clear of all liens, charges and encumbrances, in the same condition as existed on the date hereof, and, at the request of Lessor, shall remove all Lessee's Alterations, if any.

     R-87  Compliance with Laws.  Lessee, at its sole cost and expense, shall
           --------------------
promptly comply with all present and future statutes, codes, laws, acts, ordinances, administrative and judicial orders, judgments, decrees, injunctions and decisions, rules, resolutions, restrictions, regulations and requirements of all federal, state, county, municipal and local governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, officials and offices thereof have or claiming jurisdiction overall or any part of the property or the use, operation or occupancy thereof.

     R-88  Waiver of Liabilities. To the full extent permitted by law, Lessee
           ---------------------
hereby releases and waives all claims against Lessor and its agents and employees for injury or damage for person, property or business sustained in or about the Premises or the property by Lessee, its employees, agents, servants, invitees, licensees or subtenants.

     R-89  Mutual Waiver of Subrogation Rights. Whenever (a) any loss, cost,
           -----------------------------------
damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of such amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

     R-90  Late Charge. In the event any installment of Rent or Additional Rent
           -----------
is not paid on the due date thereof, Lessee shall pay to Lessor a late charge, which shall be deemed to be Additional Rent hereunder, in an amount equal to five percent (5%) of the amount of Rent or Additional Rent which was not timely paid hereunder. This late charge shall be payable each and every calendar month or part thereof thereafter until such Rent or Additional Rent is paid.

     R-91  Applicable Law and Construction. The laws of the State of Illinois
           -------------------------------
shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The headings of the several articles contained herein are for convenience only and do not explain, define, limit, amplify, aid in the interpretation, construction or meaning of the provisions of this Lease.

     R-92  Binding Effect of Lease. The covenants, agreements and obligations
           -----------------------
herein contained except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the Parties hereto and their respective personal representatives, heirs, successors and assigns. Lessor, at any time and from time to time, may make an assignment of its interest in this Lease, and, in the event of such assignment and the assumption by the assignee of the covenants and agreements to be performed by Lessor herein. Lessor and its successors and assigns (other than the assignee of this Lease) shall be released from any and all liability hereunder.

     R-93  Title. The title to the Premises is held in a land trust of which
           -----
High Hopes, Inc. is the beneficiary.

     R-94  Brokerage. The parties hereto represent and warrant to each other
           ---------
that they have not had any dealing with any real estate broker, salesman, agent, finder or consultant in connection with the transaction contemplated hereby and agree to indemnify and hold harmless the other against any claims for commissions, fees, etc.

     R-95  Notices. Except as provided in R-7 above, any notice, request, demand
           -------
or consent required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered personally or when mailed, first class, postage prepaid, certified or registered mail, return receipt requested, as follows:

     If to Lessee:            Medichem Research, Inc.
                              12305 New Avenue
                              Lemont, IL 60546
                              Attention: John L. Flavin
                              Fax Number: 630/257-1505

     With a copy to:          James E. Tyrrell
                              Ross Tyrrell, Ltd.
                              111 West Washington Street
                              Suite 1120
                              Chicago, Illinois 60602

     If to Lessor:            High Hopes, Inc,
                              13420 King Road
                              Lemont, Illinois 60439
                              Attention: Deborah L. Roth, President

     With a copy to:          Robert D. Tuerk, Esq.
                              Pretzel & Stouffer, Chartered
                              One S. Wacker Drive, Ste. 2500
                              Chicago, Illinois 60606
                              Fax Number: 312/346-8242

Any party hereto may change its address by giving notice in accordance with this paragraph stating its new address to each of the other parties hereto. Commencing with the giving of such notice, such newly designated address shall be said party's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

     R-96  Option to Renew. Provided the Lessee is not in default under the
           ---------------
Lease, the Lessee is granted the option of renewing this Lease for a term commencing on July 1, 2000 and expiring on June 30, 2003, provided it gives the Lessor notice in writing of the exercise of the option at least one hundred eighty (180) days prior to the expiration of the Lease. If Lessee exercises such option to renew then the Base Rental during the Renewal Period shall be Seven Dollars and 50/100 ($7.50) a square foot per annum on 5000 square feet, payable monthly in advance, plus taxes, insurance and all other expenses of Lessee hereunder. The exercise of the option shall be irrevocable. All conditions and covenants of the Lease shall remain in full force and effect during the extended period, except that the monthly rent shall be the then agreed upon increased rent for the Premises.

     R-97  Environmental Indemnification. The parties have executed an
           -----------------------------
Environmental Indemnity Agreement simultaneously with the Lease, which Agreement is incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSOR:                                 LESSEE:

HIGH HOPES, INC., an Illinois           MEDICHEM RESEARCH, INC.
corporation, as beneficiary and
agent of First National Bank of
Joliet, as Trustee and Trust
Number 5175

By:______________________________       By:___________________________________
       Deborah L. Roth, not                  Michael L. Flavin, as President
    individually but as President

                               PERSONAL GUARANTY

     For value received Michael Flavin, individually, hereby guarantees payment of rent and prompt and satisfactory performance of all obligations under the terms of the Industrial Building Lease Agreement set forth above subject to the following:

     During the term of the Lease, Guarantor will be responsible for 75% of the obligations under the Guaranty; and

If Medichem Research, Inc. (Lessee) defaults in the payment of any installment of the monthly base rent, or in the payment of any other obligation or in the performance of other obligations or covenant under the terms of the Lease, Michael Flavin, individually, guarantees and shall pay the amount of such installment and additional payment as above provided within ten (10) days after receipt of written notice of default and demand for payment to Lessor.

     If Medichem Research, Inc, defaults in the performance of any additional obligations under the Lease, Michael Flavin, individually shall pay to Lessor on demand, all damages, costs, and expenses that Lessor is entitled to recover from Medichem, as above provided, by reason of such default.

     This guarantee shall continue in force until all obligations of Medichem Research, Inc. under the Lease have been satisfied or until Michael Flavin's liability to Lessor under the lease has been completely discharged, whichever first occurs.

     Michael Flavin, as guarantor, shall not be discharged from liability hereunder as long as any claim by Lessor against Medichem Research, Inc, remains outstanding.

     This guarantee shall be binding on the legal representatives, successors, and assigns of the guarantor. Notice of acceptance of this guarantee is expressly waived.

     IN WITNESS WHEREOF, Michael Flavin, as guarantor, has executed this guarantee at Lemont, Illinois on the ____ day of________2000.



                              _______________________________________________
                              Michael Flavin

                       ENVIRONMENTAL INDEMNITY AGREEMENT

     THIS ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement") is dated this ___ day of October, 1998, by and among MEDICHEM RESEARCH, INC., an Illinois corporation (the "Company"), on the one hand and HIGH HOPES, INC. ("High Hopes") an Illinois corporation, and STANDARD BANK & TRUST, as Trustee under Trust No. 5310 ("Standard") (High Hopes and Standard are hereinafter collectively referred to as the "Indemnities"), under the following circumstances:

                                   RECITALS:
                                   --------

     A. Standard holds legal title to the real property and improvements located in Lemont, Illinois, commonly known as 12301 New Avenue and 12305 New Avenue and legally described on Exhibit A, attached hereto (the "Property");

     B. High Hopes is the owner of 100% of the beneficial interest in the land trust which hold the Property and holds the power of direction with respect to such land trust;

     C. The Company desires to enter into a new five (5) year Lease for Suite J of 12305 New Avenue, Lemont, Illinois, upon such terms and conditions as Standard, High Hopes and the Company may agree. Each such Agreement shall be referred to as "the Lease" in this Agreement; and

     D. High Hopes and Standard are willing to lease each Property to the Company upon the terms set forth in the Lease, but as a condition to entering into such Lease, require certain assurances and protections as set forth herein.

     NOW, THEREFORE, in order to induce the Indemnities to enter into the Lease, and in consideration of the matters described in the foregoing Recitals, for the sum of $10.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                    Recitals. The Recitals are incorporated herein by this
                    --------
                              reference.

                    Definitions.  For purposes of this Agreement:
                    -----------

                              "Hazardous Materials" means and includes those substances, including without limitation, asbestos or any substance containing asbestos and deemed hazardous under any Hazardous Material Law (defined below), the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste materials or substances, under any Hazardous Material Law.

                              "Hazardous Material Laws" collectively means and includes any present and future local, state and federal law relating to the environment and environmental conditions, including without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. (S)6901 et seq.,
                                                                      ------
                              the Comprehensive Environmental Response,
                              Compensation and Liability Act of 1980

                              ("CERCLA"), 42 U.S.C. (S)9601-9657, as amended by
                              the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. (S)6901, et seq.,
                                                                     ------
                              the Federal Water Pollution Control Act, 33 U.S.C
                              (S)1251 et seq., the Clean Air Act, 42 U.S.C. (S) 741 et seq., the Clean Water Act, 33 U.S.C. (S) 7401, et seq., the Toxic Substances Control Act,
                                    ------
                              15 U.S.C. (S)2601-2629, the Safe Drinking Water Act, 42 U.S.C. (S)300f-300j et seq., and all the regulations, orders and decrees now or hereafter promulgated thereunder.

                    Indemnification; Reimbursement; Environment Studies.
                    ---------------------------------------------------

                              The Company hereby agrees and shall indemnify, defend, and hold the Indemnities harmless from and against (i) any loss, liability, damage, expense or claim arising under any Hazardous Material Law; and (ii) any other loss, liability, damage, expense or claim which may be incurred by or asserted against the Indemnities directly or indirectly resulting from the presence of Hazardous Materials on the Property, in each case arising out of activities carried on by the Company, its agents, employees, invitees, affiliates on the Property from and after the date of the initial Lease between the parties ("Indemnity or Indemnities").

                              Any losses, liabilities, damages, injuries, costs, expenses (including reasonable attorneys' fees and expenses) and claims for which the Indemnities are to be indemnified hereunder shall be reimbursable to the Indemnities as incurred.

                              Within twenty (20) days following completion of any actions imposed upon the Company under any Hazardous Material Law, the Company shall obtain and deliver to the Indemnities an environmental report in form and substance acceptable to the Indemnities from an environmental professional acceptable to Indemnities, stating that all required action has been taken, and that upon completion of such action, the Property is, to the knowledge of such professional, then in compliance with the applicable Hazardous Material Laws.

                              This indemnity is only valid as to those acts, omissions and other conduct or failure to act that occurred while Company was in possession of the property pursuant to the Renewal Lease.

                    Duration of Indemnity. The liability of the Company under
                    ---------------------
                    this agreement shall be limited to those Indemnities occurring during the term of the prior Lease and the term of this Lease and shall not be construed to impose liability on the Company for damages occurring after the date of termination of this Lease or to impose liability on the Company for activities carried on, or conditions which had occurred prior to commencement of the Lease dated June 9, 1994, or the Lease dated February, 1995, and the Environmental Indemnity executed therewith. Such claims made shall be valid against the Company if such damage resulted from the Company's tenancy of the property.

                    Notice from the Company. The Company shall promptly after
                    -----------------------
                    obtaining knowledge thereof advise the Indemnities in writing of (i) any governmental or regulatory actions instituted or threatened in writing under any Hazardous Material Law affecting the Property or any Indemnity hereunder including, without limitation, any notice of inspection, abatement or noncompliance, (ii) all claims made or threatened in writing by any third party against the Company or the Property relating to any Hazardous Material or, a violation of a Hazardous Material Law, and (iii) the Company's discovery of any occurrence or condition on the Property or any real property adjoining or in the vicinity of the Property which could subject the Company or the Property to a claim under any Hazardous Material Law, or to any restrictions on ownership, occupancy, transferability or use of the Property under any Hazardous Material Law. The Company shall deliver to the Indemnities any documentation or records as the Indemnities may reasonably request and which are susceptible of being obtained by the Company without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.

                    Claims.
                    ------

                              In the event the Indemnities desire to make a claim against the Company under this Agreement, the Indemnities shall give prompt notice to the Company of the institution of any actions, suits or proceedings and demands at any time instituted against, made or threatened upon the indemnities or Company, or any state of facts known to Indemnities in connection with which the Indemnities would claim Indemnification under this Agreement. However, the failure of any Indemnities to give notice as provided herein shall not relieve the Company of its obligations under this Agreement, except to the extent that the Company's position has been materially adversely affected by such failure.

                              The Company shall have the right, but not the obligation, to assume the defense of any action suit or proceeding for which there is a claim for indemnification hereunder, provided that the Company affirmatively assumes, in writing, the obligation to pay the loss, cost, damage and expenses arising from the claim of which defense is assumed.

                              If the Company does not assume the defense of any such action, suit or proceeding before the earlier to occur of (i) the thirtieth (30th) day after receipt of notice, or (ii) five (5) days or shorter period of time, if necessary, before the date an answer or similar response to an initiation of judicial proceedings is due, or
                              (iii) five (5) days or any shorter period of time, if necessary, before the date upon which remedial or clean-up action must be taken pursuant to court order or provision of any applicable law or regulation, the Indemnities shall, upon further notice to the Company, have the right to undertake, at the expense of the Company, the defense, compromise, or settlement of such claim on behalf of or for their own account and/or risk of the Company subject to the right of the Company to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

                              The exercise of the right of the Company to assume the defense pursuant to section 6(c) above of such claim, once the Indemnities have undertaken the defense, compromise or settlement of such claim in accordance herewith, shall not prejudice the Indemnities.

                              Anything in this Section 6 to the contrary notwithstanding, (i) if there is a reasonable probability that such an action, suit or proceeding may materially and adversely affect Indemnities, Indemnifies shall have the right to defend, at their own cost and expense, and to compromise or settle such action, suit or proceeding; provided however, that the Company shall have given written consent for such compromise or settlement, and (ii) the Company shall not, without the written consent of the Indemnities, which consent may not be unreasonably withheld, settle or compromise any such action, suit or proceeding or consent to the entry of any judgment.

                              The Company shall remain fully liable for its obligations of indemnity despite any action by the Indemnities under the proceeding sentence with respect to liquidated claims, if within thirty
                              (30) days the Company has not contested said claim in writing, the Company will pay the full amount thereof in cash within ten (10) days after the expiration of such period.

                              Each party shall be responsible for its own expenses in any arbitration or litigation between the parties hereto and any expenses not attributable to either party, such as the cost of a third-party arbitrator (in the event that the parties agree to arbitration), shall be shared equally by the parties. Notwithstanding the foregoing, in the event that the Indemnities shall incur any expenses or costs as a result of the Company's failure to fulfill or perform its obligations under this Agreement, then the Company shall be responsible for all such costs and expenses, including attorney's fees, so incurred by Indemnities, and shall indemnify and hold harmless Indemnities from and against all such costs and expenses.

                    Indemnities represent and warrant to the Company that they have not caused any adverse environmental effects or conditions to the subject property from the time they acquired legal/equitable title to the property to the date of the execution of the Renewal Lease. Furthermore, Indemnities will indemnify Company to the extent that it is shown by virtue of a court decision that the Indemnities caused environmental hazards to occur to the subject property while they were the legal and equitable owner.

                    Obligations Absolute; Waivers.
                    -----------------------------

     The obligations of the Company hereunder shall remain in full force without regard to, and shall not be impaired by the following, any of which may be taken in such manner, upon such terms and at such times as the Indemnities, in their sole discretion, deem advisable without the consent of, or notice to, the Company, nor shall any of the following give the Company any recourse or right of action against the Indemnities: (i) any express or implied amendment, modification, renewal, addition, supplement, extension or acceleration of or to the lease; (ii) any exercise or non-exercise by the Indemnities of any right or privilege under the Lease dated June 9, 1994 and the Renewal Lease; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any affiliate of the Company or any proceeding, whether or not the Company shall have had notice or knowledge of any of the foregoing; or (iv) any assignment or other transfer of the Renewal Lease, in whole or in part. It is understood that any of the foregoing do not diminish any rights the Company may have under the Renewal Lease.

                    No Waiver.  The Company's obligations hereunder shall, in
                    ---------
                    no way be impaired, reduced or released by reason of the Indemnities' omission or delay to exercise any right described herein or in connection with any notice (except for notices required of the Indemnities pursuant to this Agreement), demand, warning or claim regarding violations of any Hazardous Material Laws governing the Property.

                    Successors and Assigns.  Subject to the provisions of
                    ----------------------
                    paragraph 4, this Agreement and the Indemnities contained in this Agreement shall be continuing, irrevocable and binding on the Company and its successors and assigns, and this Agreement shall be binding upon and shall inure to the benefit of the Indemnities, and their respective successors and assigns. The dissolution of the Company shall not affect this Agreement or the Company's obligations hereunder.

                    Notices.  Any notices which any party may be required, or
                    -------
                    may desire, to give shall, unless otherwise specified, be in writing and shall be (i) hand delivered, effective upon receipt, (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, postage prepaid, return receipt requested and addressed as follows:

     In the case of the High Hopes and/or Standard, to:

          Debbie Roth, President
          High Hopes, Inc.
          13420 King Road
          Lemont, Illinois 60439

      with copies to:

          Robert D. Tuerk, Esq.
          Pretzel & Stouffer, Chtd.
          One S. Wacker Drive, Suite 2500
          Chicago, Illinois 60606

     In the case of the Company, to,

          John Flavin
          Medichem Research, Inc.
          12305 New Avenue
          Lemont, Illinois 60546

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party in accordance with this paragraph.

                    Entire Agreement. This Agreement constitutes the entire
                    ----------------
                    Agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

                    Amendment and Waiver. This Agreement may not be amended
                    --------------------
                    except by a writing signed by all parties. Observance of any term of this Agreement may be waived only with the written consent of the Indemnities.

                    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED AND
                    -------------
                    CONSTRUCTED AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE LAW, STATUTES AND DECISIONS OF THE STATE OF ILLINOIS.

                    Counterparts. This Agreement may be executed in any number
                    ------------
                    of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

     15(a).  Indemnities' Cooperation.  To the extent necessary, should any
             ------------------------
claim arise by anyone other than Indemnities, Indemnities will offer their full cooperation with any defense asserted by the Company.

                    Severability.  All provisions contained in this Agreement
                    ------------
                    are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

                    Headings. The descriptive headings of the paragraphs of this
                    --------
                    Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                    Execution by Land Trust. The parties shall endeavor to
                    -----------------------
                    obtain the signature of Standard Bank and Trust as Trustee under Trust Agreement No. 5310 as soon as reasonably practicable. Pending execution of this Agreement by such Land Trust, the parties acknowledge and agree that execution of this Agreement by the Company and by High Hopes, the beneficiary of such Land Trust and holder of the power of direction therefor, shall be sufficient to constitute this Agreement as an enforceable contract against the Company and High Hopes as beneficiary of such Land Trust.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                   MEDICHEM RESEARCH, INC.
                                   an Illinois corporation ("Company")


                                   By: ______________________________________

                                   Title: ___________________________________



                                   FIRST NAtional BANK OF JOLIET, not
                                   individually but as Trustee u/t/a
                                   number 5310 ("Standard")


                                   By: ______________________________________

                                   Title: ___________________________________



                                   HIGH HOPES, INC.,
                                   an Illinois corporation ("High Hopes")


                                   By: ______________________________________

                                   Title: ___________________________________

This document prepared by:
-------------------------

Robert D. Tuerk, Esq.
Pretzel & Stouffer, Chtd.
One S. Wacker Drive, Suite 2500
Chicago, Illinois 60606

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of October, 1998 (the "Lease"), pursuant to which Lessee agreed to lease Suite J of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, the prior owner, Roth's assigned its interest in the Property on which the Leased Premises is located to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying Property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.   Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.   Defined Terms.  Capitalized terms not otherwise defined in this
               -------------
Amendment shall have the meaning set forth in the Lease.

          2.   Lessor.  The parties agree that the term "Lessor" under the Lease
               ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                                   Lessor:
                                   HIGH HOPES, INC, as Agent for First National
                                   Bank of Joliet, Trust No. 5175,

                                   By: ____________________________
                                         Deborah Roth, President

                                   Lessee:
                                   MEDICHEM RESEARCH, INC.

                                   By:_____________________________

                                   Title:_____________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of October, 1998 (the "Lease"), pursuant to which Lessee agreed to lease Suite J of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, the prior owner, Roth's assigned its interest in the Property on which the Leased Premises is located to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying Property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.   Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.   Defined Terms.  Capitalized terms not otherwise defined in this
               -------------
Amendment shall have the meaning set forth in the Lease.

          2.   Lessor.  The parties agree that the term "Lessor" under the Lease
               ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175.

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                                   Lessor:
                                   HIGH HOPES, INC, as Agent for First National
                                   Bank of Joliet, Trust No. 5175,

                                   By:____________________________
                                        Deborah Roth, President

                                   Lessee:
                                   MEDICHEM RESEARCH, INC.

                                   By:_____________________________

                                   Title:_____________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of September, 1996 (the "Lease"), pursuant to which Lessee agreed to lease Suites K, L and O of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, Roth's assigned its interest in the Lease to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.  Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.  Defined Terms.  Capitalized terms not otherwise defined in this
              -------------
Amendment shall have the meaning set forth in the Lease.

          2.  Lessor.  The parties agree that the term "Lessor" under the Lease
              ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                               Lessor:
                               HIGH HOPES, INC, as Agent for First National Bank of Joliet, Trust No. 5175,

                               By:____________________________
                                    Deborah Roth, President

                               Lessee:
                               MEDICHEM RESEARCH, INC.

                               By:____________________________

                               Title:_________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of September, 1996 (the "Lease"), pursuant to which Lessee agreed to lease Suites K, L and O of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, Roth's assigned its interest in the Lease to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.  Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.  Defined Terms.  Capitalized terms not otherwise defined in this
              -------------
Amendment shall have the meaning set forth in the Lease.

          2.  Lessor.  The parties agree that the term "Lessor" under the Lease
              ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                               Lessor:
                               HIGH HOPES, INC, as Agent for First National Bank of Joliet, Trust No. 5175,

                               By:____________________________
                                    Deborah Roth, President

                               Lessee:
                               MEDICHEM RESEARCH, INC.

                               By:_____________________________

                               Title:__________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of September, 1996 (the "Lease"), pursuant to which Lessee agreed to lease Suites A, B and C of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, Roth's assigned its interest in the Lease to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.  Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.  Defined Terms.  Capitalized terms not otherwise defined in this
              -------------
Amendment shall have the meaning set forth in the Lease.

          2.  Lessor.  The parties agree that the term "Lessor" under the Lease
              ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                               Lessor:
                               HIGH HOPES, INC, as Agent for First National Bank of Joliet, Trust No. 5175,

                               By:____________________________
                                    Deborah Roth, President

                               Lessee:
                               MEDICHEM RESEARCH, INC.

                               By:_____________________________

                               Title:__________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of September, 1996 (the "Lease"), pursuant to which Lessee agreed to lease Suites A, B and C of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, Roth's assigned its interest in the Lease to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying Property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.  Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.  Defined Terms.  Capitalized terms not otherwise defined in this
              -------------
Amendment shall have the meaning set forth in the Lease.

          2.  Lessor.  The parties agree that the term "Lessor" under the Lease
              ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                               Lessor:
                               HIGH HOPES, INC, as Agent for First National Bank of Joliet, Trust No.5175,

                               By:____________________________
                                    Deborah Roth, President

                               Lessee:
                               MEDICHEM RESEARCH, INC.

                               By:_____________________________

                               Title:__________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of September, 1996 (the "Lease"), pursuant to which Lessee agreed to lease Suites G, H and I of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, Roth's assigned its interest in the Lease to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying Property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.  Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.  Defined Terms.  Capitalized terms not otherwise defined in this
              -------------
Amendment shall have the meaning set forth in the Lease.

          2.  Lessor.  The parties agree that the term "Lessor" under the Lease
              ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                               Lessor:
                               HIGH HOPES, INC, as Agent for First National Bank of Joliet, Trust No. 5175,

                               By:____________________________
                                    Deborah Roth, President

                               Lessee:
                               MEDICHEM RESEARCH, INC.

                               By:_____________________________

                               Title:__________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered as of the _____ day of April, 1999, by and between HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175, as successor in interest to ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310, ("Lessor") and MEDICHEM RESEARCH, INC., an Illinois corporation ("Lessee").

                                   RECITALS

          A. ROTH'S RELIABLE CONSTRUCTION CO., INC., as agent for Standard Bank and Trust, Trust No. #5310 ("Roth's") and Lessee entered into that certain Industrial Building Lease dated as of September, 1996 (the "Lease"), pursuant to which Lessee agreed to lease Suites G, H and I of the Building commonly known as 12305 New Avenue, Lemont, Illinois.

          B. On or about December 11, 1998, Roth's assigned its interest in the Lease to HIGH HOPES, INC., as agent for Standard Bank and Trust, Trust No. #5310, and thereafter title to the underlying property was transferred to First National Bank of Joliet, Trust No. 5175.

          C.  Lessor and Lessee desire to amend the Lease as set forth herein.

                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee amend the Lease as follows:

          1.  Defined Terms.  Capitalized terms not otherwise defined in this
              -------------
Amendment shall have the meaning set forth in the Lease.

          2.  Lessor.  The parties agree that the term "Lessor" under the Lease
              ------
shall mean: HIGH HOPES, INC. as Agent for First National Bank of Joliet, Trust No. 5175

          3. Except for the changes as herein provided, all terms and provisions set forth in the Lease shall remain in full force and effect during the Lease Term.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed and delivered as of the date first above written.

                               Lessor:
                               HIGH HOPES, INC, as Agent for First National Bank of Joliet, Trust No. 5175,

                               By:____________________________
                                    Deborah Roth, President

                               Lessee:
                               MEDICHEM RESEARCH, INC.

                               By:_____________________________

                               Title:__________________________